Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
ASSET-BACKED SECURITIES - 0.7%
     American Express Credit Account Master Trust, Ser. 1997-1, Class A    6.40%                4/15/2005
     Carco Auto Loan Master Trust, Ser. 1999-4, Class A                     6.43               11/15/2004
     Delta Airlines, Inc., Ser. 2000-1, Class A2                            7.57               11/18/2010
     Distribution Financial Services RV Trust                               6.48               10/15/2013
     Prudential Home Mortgage Securities, Ser. 1993-60, Class A1            6.75               12/25/2023
     University Support Services, Inc., Ser. 1992-CD, Class D               9.51                11/1/2007


     Total Asset-Backed Securities
======================================================================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.2%
     Commerce 2000, Ser. C1, Class A2                                       7.42                4/15/2010
     CS First Boston Mtge. Securities Corp., Ser. 2001-CK1, Class A3        6.38               12/18/2010
     CS First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A4        6.18               12/15/2035
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class D        7.23                6/15/2031
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class X        1.25                6/15/2031
     FHLMC, Ser. 2115, Class BG                                             6.00                2/15/2027
     FHLMC, Ser. 2362, Class PC                                             6.50                4/15/2017
     GMAC Comml. Mtge. Securities, Inc., Ser. 1998-C2, Class A1             6.15               11/15/2007
     Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C2, Class A1     7.11                7/15/2008
     Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A3                6.48                 6/3/2030
     Residential Asset Securities Corp., Ser. 1996-KS2, Class A4            7.98                5/25/2026
     Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1            6.34                7/18/2009


     Total Collateralized Mortgage Obligations
======================================================================================================================

CORPORATE BONDS - 13.3%
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.1%
     Collins & Aikman Products Co.                                         11.50                4/15/2006
     Lear Corp., Ser. B                                                     8.11                5/15/2009


Automobiles - 0.6%
     Ford Motor Co.                                                         6.38                 2/1/2029
     General Motors Corp.                                                   5.80                3/12/2003
     General Motors Corp.                                                   7.20                1/15/2011



Hotels, Restaurants & Leisure - 0.7%
     Aztar Corp.                                                            8.88                5/15/2007
     Carnival Corp., Unsecd. Note                                           7.05                5/15/2005
     Hollywood Casino Corp.                                                13.00                 8/1/2006
     Mandalay Resort Group, Ser. B                                         10.25                 8/1/2007

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
ASSET-BACKED SECURITIES - 0.7%
     American Express Credit Account Master Trust, Ser. 1997-1, Class A
     Carco Auto Loan Master Trust, Ser. 1999-4, Class A
     Delta Airlines, Inc., Ser. 2000-1, Class A2                          $3,445,000                $3,510,679
     Distribution Financial Services RV Trust
     Prudential Home Mortgage Securities, Ser. 1993-60, Class A1
     University Support Services, Inc., Ser. 1992-CD, Class D                 70,000                    69,300
                                                                                             -----------------

     Total Asset-Backed Securities                                                                   3,579,979
=======================================================================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.2%
     Commerce 2000, Ser. C1, Class A2                                      5,110,000                 5,637,392
     CS First Boston Mtge. Securities Corp., Ser. 2001-CK1, Class A3
     CS First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A4
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class D
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class X
     FHLMC, Ser. 2115, Class BG                                            6,125,000                 6,202,915
     FHLMC, Ser. 2362, Class PC                                            4,730,000                 4,933,355
     GMAC Comml. Mtge. Securities, Inc., Ser. 1998-C2, Class A1            5,021,566                 5,240,478
     Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C2, Class A1    7,534,136                 8,107,034
     Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A3               4,700,000                 4,967,989
     Residential Asset Securities Corp., Ser. 1996-KS2, Class A4           5,555,000                 5,780,244
     Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1           4,522,309                 4,747,962
                                                                                             -----------------

     Total Collateralized Mortgage Obligations                                                      45,617,369
=======================================================================================================================

CORPORATE BONDS - 13.3%
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.1%
     Collins & Aikman Products Co.                                         1,000,000                   895,000
     Lear Corp., Ser. B                                                    1,000,000                   980,734
                                                                                             -----------------
                                                                                                     1,875,734
Automobiles - 0.6%
     Ford Motor Co.                                                        5,000,000                 4,110,535
     General Motors Corp.
     General Motors Corp.                                                  3,750,000                 3,812,670
                                                                                             -----------------
                                                                                                     7,923,205

Hotels, Restaurants & Leisure - 0.7%
     Aztar Corp.                                                           1,000,000                   970,000
     Carnival Corp., Unsecd. Note
     Hollywood Casino Corp.                                                1,000,000                   860,000
     Mandalay Resort Group, Ser. B                                           700,000                   647,500

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
ASSET-BACKED SECURITIES - 0.7%
     American Express Credit Account Master Trust, Ser. 1997-1, Class A    $4,000,000            $4,125,000
     Carco Auto Loan Master Trust, Ser. 1999-4, Class A                     2,025,000             2,102,235
     Delta Airlines, Inc., Ser. 2000-1, Class A2
     Distribution Financial Services RV Trust                               1,000,000             1,043,244
     Prudential Home Mortgage Securities, Ser. 1993-60, Class A1                2,318                 2,311
     University Support Services, Inc., Ser. 1992-CD, Class D
                                                                                              -------------

     Total Asset-Backed Securities                                                                7,272,790
=====================================================================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.2%
     Commerce 2000, Ser. C1, Class A2
     CS First Boston Mtge. Securities Corp., Ser. 2001-CK1, Class A3        2,100,000             2,187,823
     CS First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A4        1,510,000             1,553,971
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class D          629,500               639,611
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class X        7,706,579               320,977
     FHLMC, Ser. 2115, Class BG
     FHLMC, Ser. 2362, Class PC
     GMAC Comml. Mtge. Securities, Inc., Ser. 1998-C2, Class A1
     Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C2, Class A1
     Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A3
     Residential Asset Securities Corp., Ser. 1996-KS2, Class A4
     Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1
                                                                                              -------------

     Total Collateralized Mortgage Obligations                                                    4,702,382
=====================================================================================================================

CORPORATE BONDS - 13.3%
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.1%
     Collins & Aikman Products Co.
     Lear Corp., Ser. B


Automobiles - 0.6%
     Ford Motor Co.
     General Motors Corp.                                                   1,650,000             1,686,861
     General Motors Corp.
                                                                                              -------------
                                                                                                  1,686,861

Hotels, Restaurants & Leisure - 0.7%
     Aztar Corp.
     Carnival Corp., Unsecd. Note                                           3,000,000             2,953,110
     Hollywood Casino Corp.
     Mandalay Resort Group, Ser. B

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
ASSET-BACKED SECURITIES - 0.7%
     American Express Credit Account Master Trust, Ser. 1997-1, Class A   $4,000,000               $4,125,000
     Carco Auto Loan Master Trust, Ser. 1999-4, Class A                    2,025,000                2,102,235
     Delta Airlines, Inc., Ser. 2000-1, Class A2                           3,445,000                3,510,679
     Distribution Financial Services RV Trust                              1,000,000                1,043,244
     Prudential Home Mortgage Securities, Ser. 1993-60, Class A1               2,318                    2,311
     University Support Services, Inc., Ser. 1992-CD, Class D                 70,000                   69,300
                                                                                             ----------------

     Total Asset-Backed Securities                                                                 10,852,769
=============================================================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.2%
     Commerce 2000, Ser. C1, Class A2                                      5,110,000                5,637,392
     CS First Boston Mtge. Securities Corp., Ser. 2001-CK1, Class A3       2,100,000                2,187,823
     CS First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A4       1,510,000                1,553,971
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class D         629,500                  639,611
     Deutsche Mtge. and Asset Receiving Corp., Ser. 1998-C1, Class X       7,706,579                  320,977
     FHLMC, Ser. 2115, Class BG                                            6,125,000                6,202,915
     FHLMC, Ser. 2362, Class PC                                            4,730,000                4,933,355
     GMAC Comml. Mtge. Securities, Inc., Ser. 1998-C2, Class A1            5,021,566                5,240,478
     Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C2, Class A1    7,534,136                8,107,034
     Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A3               4,700,000                4,967,989
     Residential Asset Securities Corp., Ser. 1996-KS2, Class A4           5,555,000                5,780,244
     Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1           4,522,309                4,747,962
                                                                                             ----------------

     Total Collateralized Mortgage Obligations                                                     50,319,751
=============================================================================================================

CORPORATE BONDS - 13.3%
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.1%
     Collins & Aikman Products Co.                                         1,000,000                  895,000
     Lear Corp., Ser. B                                                    1,000,000                  980,734

                                                                                                    1,875,734
Automobiles - 0.6%
     Ford Motor Co.                                                        5,000,000                4,110,535
     General Motors Corp.                                                  1,650,000                1,686,861
     General Motors Corp.                                                  3,750,000                3,812,670
                                                                                             ----------------
                                                                                                    9,610,066

Hotels, Restaurants & Leisure - 0.7%
     Aztar Corp.                                                           1,000,000                  970,000
     Carnival Corp., Unsecd. Note                                          3,000,000                2,953,110
     Hollywood Casino Corp.                                                1,000,000                  860,000
     Mandalay Resort Group, Ser. B                                           700,000                  647,500

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
     McDonald's Corp.                                                           6.38                 1/8/2028
     MGM Mirage, Inc.                                                           6.38                 1/8/2028
     Mohegan Tribal Gaming Authority                                            8.50                9/15/2010
     Prime Hospitality Corp., Ser. B                                            8.75                 1/1/2009
     Station Casinos, Inc.                                                      9.75                 4/1/2007


Household Durables - 0.0%
     K. Hovnanian Enterprises, Inc.                                            10.50                10/1/2007


Media - 0.4%
     Charter Communications Holdings, LLC                                       8.63                 4/1/2009
     Echostar DBS Corp.                                                         9.38                 2/1/2009
     Hollinger International Publishing, Inc.                                   9.25                 2/1/2006
     LIN Televison Corp.                                                        8.38                 3/1/2008
     Tribune Co.                                                                6.25               11/10/2026
     Young Broadcasting, Inc. 144A                                             10.00                 3/1/2011



Multi-line Retail - 0.0%
     K Mart Corp.                                                               9.38                 2/1/2006


Specialty Retail - 0.1%
     Michaels Stores, Inc. 144A                                                 9.25                 7/1/2009


CONSUMER STAPLES - 0.3%
Beverages - 0.3%
     Coca-Cola Enterprises, Inc.                                                6.75                1/15/2038


ENERGY - 0.2%
Oil & Gas - 0.2%
     Chesapeake Energy Corp.                                                    8.13                 4/1/2011
     Cross Timbers Oil Co., Ser. B                                              9.25                 4/1/2007
     Nuevo Energy Co., Ser. B                                                   9.50                 6/1/2008
     Ocean Energy, Inc., Ser. B                                                 8.38                 7/1/2008


FINANCIALS - 7.0%
Banks - 2.5%
     Bank of America Corp.                                                      6.63                6/15/2004
     Bank of America Corp.                                                      7.40                1/15/2011
     Bank of America Corp.                                                      6.38                5/15/2005
     Bank of America Corp.                                                      7.25               10/15/2025
     Bankers Trust Corp.                                                        7.38                 5/1/2008
     Key Bank                                                                   7.00                 2/1/2011
     KFW International Finance Co.                                              8.25               11/30/2004
     KFW International Finance Co.                                              7.00                 3/1/2013
     Northern Trust Co. Bank                                                    7.10                 8/1/2009
     PNC Funding Corp.                                                          5.75                 8/1/2006
     SunTrust Banks, Inc.                                                       6.00                1/15/2028
     Union Planters Corp.                                                       6.50                3/15/2018
     Wachovia Corp. **                                                          6.30                4/15/2028
     Washington Mutual, Inc.                                                    6.88                6/15/2011
     Wells Fargo Financial, Inc.                                                6.63                7/15/2004
     Wells Fargo & Co.                                                          6.45                 2/1/2011
     Wells Fargo & Co.                                                          6.38                 8/1/2011

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
     McDonald's Corp.                                                      2,150,000                 1,963,354
     MGM Mirage, Inc.                                                        515,000                   497,568
     Mohegan Tribal Gaming Authority                                       1,000,000                 1,015,000
     Prime Hospitality Corp., Ser. B                                       1,000,000                   995,000
     Station Casinos, Inc.                                                 1,000,000                   910,000
                                                                                             -----------------
                                                                                                     7,858,422
Household Durables - 0.0%
     K. Hovnanian Enterprises, Inc.                                          800,000                   812,000
                                                                                             -----------------

Media - 0.4%
     Charter Communications Holdings, LLC                                  1,000,000                   897,500
     Echostar DBS Corp.                                                    1,000,000                   982,500
     Hollinger International Publishing, Inc.                              1,000,000                   936,250
     LIN Televison Corp.                                                   1,000,000                   895,000
     Tribune Co.
     Young Broadcasting, Inc. 144A                                           700,000                   560,000
                                                                                             -----------------
                                                                                                     4,271,250

Multi-line Retail - 0.0%
     K Mart Corp.


Specialty Retail - 0.1%
     Michaels Stores, Inc. 144A                                            1,000,000                 1,005,000
                                                                                             -----------------

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
     Coca-Cola Enterprises, Inc.


ENERGY - 0.2%
Oil & Gas - 0.2%
     Chesapeake Energy Corp.                                               1,000,000                   945,000
     Cross Timbers Oil Co., Ser. B                                         1,000,000                 1,035,000
     Nuevo Energy Co., Ser. B                                              1,000,000                   945,000
     Ocean Energy, Inc., Ser. B                                            1,000,000                 1,025,000
                                                                                             -----------------
                                                                                                     3,950,000
FINANCIALS - 7.0%
Banks - 2.5%
     Bank of America Corp.
     Bank of America Corp.
     Bank of America Corp.
     Bank of America Corp.
     Bankers Trust Corp.
     Key Bank
     KFW International Finance Co.
     KFW International Finance Co.
     Northern Trust Co. Bank                                               4,730,000                 5,074,642
     PNC Funding Corp.                                                     4,700,000                 4,820,968
     SunTrust Banks, Inc.                                                  3,400,000                 3,469,962
     Union Planters Corp.
     Wachovia Corp. **
     Washington Mutual, Inc.                                               3,775,000                 3,967,680
     Wells Fargo Financial, Inc.
     Wells Fargo & Co.
     Wells Fargo & Co.                                                     4,000,000                 4,124,116
                                                                                             -----------------
                                                                                                    21,457,368

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
     McDonald's Corp.
     MGM Mirage, Inc.
     Mohegan Tribal Gaming Authority
     Prime Hospitality Corp., Ser. B
     Station Casinos, Inc.
                                                                                              -------------
                                                                                                  2,953,110
Household Durables - 0.0%
     K. Hovnanian Enterprises, Inc.


Media - 0.4%
     Charter Communications Holdings, LLC
     Echostar DBS Corp.
     Hollinger International Publishing, Inc.
     LIN Televison Corp.
     Tribune Co.                                                            2,000,000             2,005,760
     Young Broadcasting, Inc. 144A
                                                                                              -------------
                                                                                                  2,005,760

Multi-line Retail - 0.0%
     K Mart Corp.                                                             697,000               655,180
                                                                                              -------------

Specialty Retail - 0.1%
     Michaels Stores, Inc. 144A

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
     Coca-Cola Enterprises, Inc.                                            5,145,000             5,039,064
                                                                                              -------------

ENERGY - 0.2%
Oil & Gas - 0.2%
     Chesapeake Energy Corp.
     Cross Timbers Oil Co., Ser. B
     Nuevo Energy Co., Ser. B
     Ocean Energy, Inc., Ser. B


FINANCIALS - 7.0%
Banks - 2.5%
     Bank of America Corp.                                                    750,000                 797,265
     Bank of America Corp.                                                  2,642,000               2,886,279
     Bank of America Corp.                                                  1,000,000               1,055,360
     Bank of America Corp.                                                  2,500,000               2,542,450
     Bankers Trust Corp.                                                      865,000                 945,912
     Key Bank                                                               1,000,000               1,056,600
     KFW International Finance Co.                                          1,000,000               1,121,450
     KFW International Finance Co.                                          1,500,000               1,648,005
     Northern Trust Co. Bank
     PNC Funding Corp.
     SunTrust Banks, Inc.
     Union Planters Corp.                                                   2,380,000               2,376,168
     Wachovia Corp. **                                                      1,355,000               1,378,536
     Washington Mutual, Inc.
     Wells Fargo Financial, Inc.                                            1,000,000               1,061,720
     Wells Fargo & Co.                                                      1,700,000               1,761,234
     Wells Fargo & Co.
                                                                                                -------------
                                                                                                   18,630,979

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
     McDonald's Corp.                                                      2,150,000                1,963,354
     MGM Mirage, Inc.                                                        515,000                  497,568
     Mohegan Tribal Gaming Authority                                       1,000,000                1,015,000
     Prime Hospitality Corp., Ser. B                                       1,000,000                  995,000
     Station Casinos, Inc.                                                 1,000,000                  910,000
                                                                                             ----------------
                                                                                                   10,811,532
Household Durables - 0.0%
     K. Hovnanian Enterprises, Inc.                                          800,000                  812,000
                                                                                             ----------------

Media - 0.4%
     Charter Communications Holdings, LLC                                  1,000,000                  897,500
     Echostar DBS Corp.                                                    1,000,000                  982,500
     Hollinger International Publishing, Inc.                              1,000,000                  936,250
     LIN Televison Corp.                                                   1,000,000                  895,000
     Tribune Co.                                                           2,000,000                2,005,760
     Young Broadcasting, Inc. 144A                                           700,000                  560,000
                                                                                             ----------------
                                                                                                    6,277,010

Multi-line Retail - 0.0%
     K Mart Corp.                                                            697,000                  655,180
                                                                                             ----------------

Specialty Retail - 0.1%
     Michaels Stores, Inc. 144A                                            1,000,000                1,005,000
                                                                                             ----------------

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
     Coca-Cola Enterprises, Inc.                                           5,145,000                5,039,064
                                                                                             ----------------

ENERGY - 0.2%
Oil & Gas - 0.2%
     Chesapeake Energy Corp.                                               1,000,000                  945,000
     Cross Timbers Oil Co., Ser. B                                         1,000,000                1,035,000
     Nuevo Energy Co., Ser. B                                              1,000,000                  945,000
     Ocean Energy, Inc., Ser. B                                            1,000,000                1,025,000
                                                                                             ----------------
                                                                                                    3,950,000
FINANCIALS - 7.0%
Banks - 2.5%
     Bank of America Corp.                                                   750,000                  797,265
     Bank of America Corp.                                                 2,642,000                2,886,279
     Bank of America Corp.                                                 1,000,000                1,055,360
     Bank of America Corp.                                                 2,500,000                2,542,450
     Bankers Trust Corp.                                                     865,000                  945,912
     Key Bank                                                              1,000,000                1,056,600
     KFW International Finance Co.                                         1,000,000                1,121,450
     KFW International Finance Co.                                         1,500,000                1,648,005
     Northern Trust Co. Bank                                               4,730,000                5,074,642
     PNC Funding Corp.                                                     4,700,000                4,820,968
     SunTrust Banks, Inc.                                                  3,400,000                3,469,962
     Union Planters Corp.                                                  2,380,000                2,376,168
     Wachovia Corp. **                                                     1,355,000                1,378,536
     Washington Mutual, Inc.                                               3,775,000                3,967,680
     Wells Fargo Financial, Inc.                                           1,000,000                1,061,720
     Wells Fargo & Co.                                                     1,700,000                1,761,234
     Wells Fargo & Co.                                                     4,000,000                4,124,116
                                                                                             ----------------
                                                                                                   40,088,347

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
Diversified Financials - 3.4%
     Alliance Capital Management LP                                         5.63                8/15/2006
     Associates Corp. of North America                                      5.75                11/1/2003
     Caterpillar Financial Services                                         5.33                8/30/2004
     Caterpillar Financial Services                                         6.09                 3/1/2004
     Commercial Credit Co.                                                  8.70                6/15/2010
     Commercial Credit Co.                                                  6.50                 8/1/2004
     Citigroup, Inc.                                                        6.75                12/1/2005
     Duke Capital Corp.                                                     7.25                10/1/2004
     Ford Motor Credit Co.                                                  7.38               10/28/2009
     General Electric Capital Corp.                                         8.85                 4/1/2005
     Goldman Sachs Group, Inc.                                              7.35                10/1/2009
     Goldman Sachs Group, Inc.                                              6.65                5/15/2009
     Household Finance Corp.                                                6.40                6/17/2008
     International Lease Finance Corp.                                      5.40                 6/8/2004
     International Lease Finance Corp.                                      5.95                 6/6/2005
     J.P. Morgan Chase & Co.                                                6.75                 2/1/2011
     Legg Mason, Inc.                                                       6.75                 7/2/2008
     Merrill Lynch & Co.                                                    7.38                5/15/2006
     Morgan Stanley Group, Inc.                                             7.75                6/15/2005
     Morgan Stanley, Dean Witter & Co.                                      7.07                2/10/2014
     Morgan Stanley, Dean Witter & Co.                                      6.10                4/15/2006
     Salomon Smith Barney Holdings, Inc.                                    5.88                3/15/2006



Insurance - 0.4%
     American General Finance Corp.                                         6.10                5/22/2006
     Hartford Life, Inc.                                                    7.10                6/15/2007



Real Estate - 0.7%
     EOP Operating LP                                                       7.00                7/15/2011
     ERP Operating LP REIT                                                  6.63                4/13/2005
     Rosecliff Realty/General Services Administration                       8.00               11/15/2008
     Simon DeBartolo Group, Inc.


INDUSTRIALS - 1.0%
Aerospace & Defense - 0.4%
     Honeywell International, Inc.                                          6.88                10/3/2005
     Thiokol Corp.                                                          6.63                 3/1/2008


Air Freight & Couriers - 0.1%
     United Parcel Service                                                  8.38                 4/1/2020


Commercial Services & Supplies - 0.1%
     Allied Waste North America, Inc., Ser. B                              10.00                 8/1/2009


Machinery - 0.3%
     AGCO Corp. 144A                                                        9.50                 5/1/2008
     Ingersoll Rand Co.                                                     6.25                5/15/2006


Road & Rail - 0.1%
     Norfolk Southern Corp.                                                 7.25                2/15/2031

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
Diversified Financials - 3.4%
     Alliance Capital Management LP                                        3,500,000                 3,580,539
     Associates Corp. of North America
     Caterpillar Financial Services                                        4,175,000                 4,295,720
     Caterpillar Financial Services
     Commercial Credit Co.
     Commercial Credit Co.
     Citigroup, Inc.                                                       3,750,000                 4,032,229
     Duke Capital Corp.                                                    3,500,000                 3,761,377
     Ford Motor Credit Co.                                                 4,500,000                 4,597,645
     General Electric Capital Corp.
     Goldman Sachs Group, Inc.
     Goldman Sachs Group, Inc.
     Household Finance Corp.                                               3,500,000                 3,593,576
     International Lease Finance Corp.                                     4,750,000                 4,931,516
     International Lease Finance Corp.                                     2,000,000                 2,093,342
     J.P. Morgan Chase & Co.
     Legg Mason, Inc.                                                      3,500,000                 3,650,217
     Merrill Lynch & Co.
     Morgan Stanley Group, Inc.
     Morgan Stanley, Dean Witter & Co.
     Morgan Stanley, Dean Witter & Co.
     Salomon Smith Barney Holdings, Inc.
                                                                                             -----------------
                                                                                                    34,536,161

Insurance - 0.4%
     American General Finance Corp.                                        4,750,000                 4,961,266
     Hartford Life, Inc.
                                                                                             -----------------
                                                                                                     4,961,266

Real Estate - 0.7%
     EOP Operating LP                                                      3,250,000                 3,330,174
     ERP Operating LP REIT                                                 4,680,000                 4,863,475
     Rosecliff Realty/General Services Administration
     Simon DeBartolo Group, Inc.
                                                                                             -----------------
                                                                                                     8,193,649
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.4%
     Honeywell International, Inc.
     Thiokol Corp.


Air Freight & Couriers - 0.1%
     United Parcel Service


Commercial Services & Supplies - 0.1%
     Allied Waste North America, Inc., Ser. B                              1,000,000                 1,005,000
                                                                                             -----------------

Machinery - 0.3%
     AGCO Corp. 144A                                                       1,000,000                   980,000
     Ingersoll Rand Co.                                                    3,250,000                 3,362,037
                                                                                             -----------------
                                                                                                     4,342,037
Road & Rail - 0.1%
     Norfolk Southern Corp.

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
Diversified Financials - 3.4%
     Alliance Capital Management LP
     Associates Corp. of North America                                      1,100,000             1,145,298
     Caterpillar Financial Services
     Caterpillar Financial Services                                           500,000               522,455
     Commercial Credit Co.                                                  1,075,000             1,260,061
     Commercial Credit Co.                                                  1,000,000             1,060,740
     Citigroup, Inc.                                                        1,000,000             1,073,030
     Duke Capital Corp.
     Ford Motor Credit Co.                                                    984,000             1,008,817
     General Electric Capital Corp.                                         2,500,000             2,848,575
     Goldman Sachs Group, Inc.                                              1,545,000             1,637,715
     Goldman Sachs Group, Inc.                                              1,000,000             1,022,040
     Household Finance Corp.                                                1,340,000             1,367,778
     International Lease Finance Corp.
     International Lease Finance Corp.
     J.P. Morgan Chase & Co.                                                1,000,000             1,048,510
     Legg Mason, Inc.
     Merrill Lynch & Co.                                                      500,000               550,335
     Morgan Stanley Group, Inc.                                             1,000,000             1,090,290
     Morgan Stanley, Dean Witter & Co.                                        750,000               781,575
     Morgan Stanley, Dean Witter & Co.                                      1,000,000             1,032,490
     Salomon Smith Barney Holdings, Inc.                                    1,000,000             1,030,840
                                                                                              -------------
                                                                                                 18,480,549

Insurance - 0.4%
     American General Finance Corp.
     Hartford Life, Inc.                                                    1,500,000             1,599,840
                                                                                              -------------
                                                                                                  1,599,840

Real Estate - 0.7%
     EOP Operating LP
     ERP Operating LP REIT
     Rosecliff Realty/General Services Administration                       1,535,639             1,675,321
     Simon DeBartolo Group, Inc.                                            1,250,000             1,296,188
                                                                                              -------------
                                                                                                  2,971,509
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.4%
     Honeywell International, Inc.                                            825,000               872,957
     Thiokol Corp.                                                          4,000,000             4,195,680
                                                                                              -------------
                                                                                                  5,068,637
Air Freight & Couriers - 0.1%
     United Parcel Service                                                  1,000,000             1,204,350
                                                                                              -------------

Commercial Services & Supplies - 0.1%
     Allied Waste North America, Inc., Ser. B


Machinery - 0.3%
     AGCO Corp. 144A
     Ingersoll Rand Co.


Road & Rail - 0.1%
     Norfolk Southern Corp.                                                   780,000               765,656
                                                                                              -------------

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
Diversified Financials - 3.4%
     Alliance Capital Management LP                                        3,500,000                3,580,539
     Associates Corp. of North America                                     1,100,000                1,145,298
     Caterpillar Financial Services                                        4,175,000                4,295,720
     Caterpillar Financial Services                                          500,000                  522,455
     Commercial Credit Co.                                                 1,075,000                1,260,061
     Commercial Credit Co.                                                 1,000,000                1,060,740
     Citigroup, Inc.                                                       4,750,000                5,105,259
     Duke Capital Corp.                                                    3,500,000                3,761,377
     Ford Motor Credit Co.                                                 5,484,000                5,606,462
     General Electric Capital Corp.                                        2,500,000                2,848,575
     Goldman Sachs Group, Inc.                                             1,545,000                1,637,715
     Goldman Sachs Group, Inc.                                             1,000,000                1,022,040
     Household Finance Corp.                                               4,840,000                4,961,354
     International Lease Finance Corp.                                     4,750,000                4,931,516
     International Lease Finance Corp.                                     2,000,000                2,093,342
     J.P. Morgan Chase & Co.                                               1,000,000                1,048,510
     Legg Mason, Inc.                                                      3,500,000                3,650,217
     Merrill Lynch & Co.                                                     500,000                  550,335
     Morgan Stanley Group, Inc.                                            1,000,000                1,090,290
     Morgan Stanley, Dean Witter & Co.                                       750,000                  781,575
     Morgan Stanley, Dean Witter & Co.                                     1,000,000                1,032,490
     Salomon Smith Barney Holdings, Inc.                                   1,000,000                1,030,840
                                                                                             ----------------
                                                                                                   53,016,710

Insurance - 0.4%
     American General Finance Corp.                                        4,750,000                4,961,266
     Hartford Life, Inc.                                                   1,500,000                1,599,840
                                                                                             ----------------
                                                                                                    6,561,106

Real Estate - 0.7%
     EOP Operating LP                                                      3,250,000                3,330,174
     ERP Operating LP REIT                                                 4,680,000                4,863,475
     Rosecliff Realty/General Services Administration                      1,535,639                1,675,321
     Simon DeBartolo Group, Inc.                                           1,250,000                1,296,188
                                                                                             ----------------
                                                                                                   11,165,158
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.4%
     Honeywell International, Inc.                                           825,000                  872,957
     Thiokol Corp.                                                         4,000,000                4,195,680
                                                                                             ----------------
                                                                                                    5,068,637
Air Freight & Couriers - 0.1%
     United Parcel Service                                                 1,000,000                1,204,350
                                                                                             ----------------

Commercial Services & Supplies - 0.1%
     Allied Waste North America, Inc., Ser. B                              1,000,000                1,005,000
                                                                                             ----------------

Machinery - 0.3%
     AGCO Corp. 144A                                                       1,000,000                  980,000
     Ingersoll Rand Co.                                                    3,250,000                3,362,037
                                                                                             ----------------
                                                                                                    4,342,037
Road & Rail - 0.1%
     Norfolk Southern Corp.                                                  780,000                  765,656
                                                                                             ----------------

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
     MCI Worldcom, Inc.                                                     8.00                5/15/2006
     New England Telephone & Telegraph                                      5.88                4/15/2009


MATERIALS - 0.7%
Chemicals - 0.3%
     E.I. Du Pont de Nemours & Co.                                          6.75               10/15/2004
     Equistar Chemicals LP 144A                                            10.13                 9/1/2008
     Lyondell Chemical Co., Ser. A                                          9.63                 5/1/2007
     Scotts Co.                                                             8.63                1/15/2009


Containers & Packaging - 0.1%
     Packaging Corp. of America, Ser. B                                     9.63                 4/1/2009
     Stone Container Corp.                                                  9.75                 2/1/2011
     Temple-Inland, Inc.                                                    7.25                9/15/2004


Metals & Mining - 0.3%
     Alcoa, Inc.                                                            6.50                 6/1/2011
     P&L Coal Holdings Corp., Ser. B                                        9.63                5/15/2008
     United States Steel, LLC 144A                                         10.75                 8/1/2008



TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
     BellSouth Telecommunications, Inc.                                     7.88                2/15/2030
     GTE California, Inc.                                                   5.50                1/15/2009
     GTE North, Inc.                                                        5.65               11/15/2008
     New York Telephone Co.                                                 6.00                4/15/2008
     Sprint Capital Corp.                                                   6.88               11/15/2028
     Sprint Capital Corp.                                                   7.63                1/30/2011
     Verizon Global Funding Corp.                                           7.75                12/1/2030
     Verizon Global Funding Corp. 144A                                      7.25                12/1/2010
     MCI WorldCom, Inc.                                                     6.95                8/15/2028


UTILITIES - 0.6%
Electric Utilities - 0.1%
     AES Corp.                                                              8.50                11/1/2007
     Georgia Power Co.                                                      6.20                 2/1/2006


Gas Utilities - 0.5%
     Kinder Morgan Energy Partners                                          7.40                3/15/2031
     National Fuel Gas Co.                                                  6.30                5/27/2008
     Ontario Hydro                                                          6.10                1/30/2008
     Petroleum Geo-Services ASA                                             7.50                3/31/2007
     Petroleum Geo-Services ASA                                             6.63                3/30/2008



     Total Corporate Bonds
======================================================================================================================

MORTGAGE BACKED SECURITIES - 15.7%
     FHLMC #                                                                6.00                      TBA
     FHLMC                                                                  6.00          8/1/13 - 6/1/31
     FHLMC                                                                  6.50         12/1/08 - 7/1/10
     FHLMC                                                                  7.00                 2/1/2023
     FHLB                                                                   5.40                 3/1/2004
     FNMA #                                                                 5.50                      TBA

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
     MCI Worldcom, Inc.
     New England Telephone & Telegraph


MATERIALS - 0.7%
Chemicals - 0.3%
     E.I. Du Pont de Nemours & Co.
     Equistar Chemicals LP 144A                                              775,000                   718,813
     Lyondell Chemical Co., Ser. A                                         1,000,000                   922,500
     Scotts Co.                                                            1,000,000                   995,000
                                                                                             -----------------
                                                                                                     2,636,313
Containers & Packaging - 0.1%
     Packaging Corp. of America, Ser. B                                    1,000,000                 1,060,000
     Stone Container Corp.                                                   200,000                   203,000
     Temple-Inland, Inc.
                                                                                             -----------------
                                                                                                     1,263,000
Metals & Mining - 0.3%
     Alcoa, Inc.                                                           3,500,000                 3,660,125
     P&L Coal Holdings Corp., Ser. B                                         806,000                   840,255
     United States Steel, LLC 144A                                           500,000                   467,500
                                                                                             -----------------
                                                                                                     4,967,880

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
     BellSouth Telecommunications, Inc.                                    3,750,000                 4,130,696
     GTE California, Inc.
     GTE North, Inc.
     New York Telephone Co.
     Sprint Capital Corp.                                                  2,750,000                 2,482,417
     Sprint Capital Corp.                                                  2,000,000                 2,119,090
     Verizon Global Funding Corp.                                          2,750,000                 2,964,266
     Verizon Global Funding Corp. 144A
     MCI WorldCom, Inc.                                                    2,375,000                 2,079,659
                                                                                             -----------------
                                                                                                    13,776,128
UTILITIES - 0.6%
Electric Utilities - 0.1%
     AES Corp.                                                               740,000                   603,100
     Georgia Power Co.
                                                                                             -----------------
                                                                                                       603,100
Gas Utilities - 0.5%
     Kinder Morgan Energy Partners
     National Fuel Gas Co.
     Ontario Hydro
     Petroleum Geo-Services ASA
     Petroleum Geo-Services ASA



     Total Corporate Bonds                                                                         125,437,513
=======================================================================================================================

MORTGAGE BACKED SECURITIES - 15.7%
     FHLMC #                                                              41,270,000                41,192,412
     FHLMC                                                                 3,385,545                 3,381,874
     FHLMC
     FHLMC
     FHLB
     FNMA #                                                                2,835,000                 2,840,302

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
     MCI Worldcom, Inc.                                                     1,368,000             1,477,673
     New England Telephone & Telegraph                                      1,000,000               984,770
                                                                                              -------------
                                                                                                  2,462,443
MATERIALS - 0.7%
Chemicals - 0.3%
     E.I. Du Pont de Nemours & Co.                                          1,365,000             1,468,331
     Equistar Chemicals LP 144A
     Lyondell Chemical Co., Ser. A
     Scotts Co.
                                                                                              -------------
                                                                                                  1,468,331
Containers & Packaging - 0.1%
     Packaging Corp. of America, Ser. B
     Stone Container Corp.
     Temple-Inland, Inc.                                                      750,000               789,195
                                                                                              -------------
                                                                                                    789,195
Metals & Mining - 0.3%
     Alcoa, Inc.
     P&L Coal Holdings Corp., Ser. B
     United States Steel, LLC 144A



TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
     BellSouth Telecommunications, Inc.
     GTE California, Inc.                                                     680,000               666,087
     GTE North, Inc.                                                        1,000,000               989,940
     New York Telephone Co.                                                 3,980,000             4,058,963
     Sprint Capital Corp.
     Sprint Capital Corp.
     Verizon Global Funding Corp.
     Verizon Global Funding Corp. 144A                                      2,500,000             2,684,700
     MCI WorldCom, Inc.
                                                                                              -------------
                                                                                                  8,399,690
UTILITIES - 0.6%
Electric Utilities - 0.1%
     AES Corp.
     Georgia Power Co.                                                      1,250,000             1,307,588
                                                                                              -------------
                                                                                                  1,307,588
Gas Utilities - 0.5%
     Kinder Morgan Energy Partners                                            800,000               798,520
     National Fuel Gas Co.                                                  3,060,000             3,074,168
     Ontario Hydro                                                          1,500,000             1,599,945
     Petroleum Geo-Services ASA                                             1,200,000             1,191,348
     Petroleum Geo-Services ASA                                               705,000               650,574
                                                                                              -------------
                                                                                                  7,314,555

     Total Corporate Bonds                                                                       82,803,297
=====================================================================================================================

MORTGAGE BACKED SECURITIES - 15.7%
     FHLMC #
     FHLMC                                                                  1,028,657             1,052,121
     FHLMC                                                                    729,985               757,044
     FHLMC                                                                    292,547               304,796
     FHLB                                                                   1,000,000             1,044,840
     FNMA #

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
     MCI Worldcom, Inc.                                                    1,368,000                1,477,673
     New England Telephone & Telegraph                                     1,000,000                  984,770
                                                                                             ----------------
                                                                                                    2,462,443
MATERIALS - 0.7%
Chemicals - 0.3%
     E.I. Du Pont de Nemours & Co.                                         1,365,000                1,468,331
     Equistar Chemicals LP 144A                                              775,000                  718,813
     Lyondell Chemical Co., Ser. A                                         1,000,000                  922,500
     Scotts Co.                                                            1,000,000                  995,000
                                                                                             ----------------
                                                                                                    4,104,644
Containers & Packaging - 0.1%
     Packaging Corp. of America, Ser. B                                    1,000,000                1,060,000
     Stone Container Corp.                                                   200,000                  203,000
     Temple-Inland, Inc.                                                     750,000                  789,195
                                                                                             ----------------
                                                                                                    2,052,195
Metals & Mining - 0.3%
     Alcoa, Inc.                                                           3,500,000                3,660,125
     P&L Coal Holdings Corp., Ser. B                                         806,000                  840,255
     United States Steel, LLC 144A                                           500,000                  467,500
                                                                                             ----------------
                                                                                                    4,967,880

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
     BellSouth Telecommunications, Inc.                                    3,750,000                4,130,696
     GTE California, Inc.                                                    680,000                  666,087
     GTE North, Inc.                                                       1,000,000                  989,940
     New York Telephone Co.                                                3,980,000                4,058,963
     Sprint Capital Corp.                                                  2,750,000                2,482,417
     Sprint Capital Corp.                                                  2,000,000                2,119,090
     Verizon Global Funding Corp.                                          2,750,000                2,964,266
     Verizon Global Funding Corp. 144A                                     2,500,000                2,684,700
     MCI WorldCom, Inc.                                                    2,375,000                2,079,659
                                                                                             ----------------
                                                                                                   22,175,818
UTILITIES - 0.6%
Electric Utilities - 0.1%
     AES Corp.                                                               740,000                  603,100
     Georgia Power Co.                                                     1,250,000                1,307,588
                                                                                             ----------------
                                                                                                    1,910,688
Gas Utilities - 0.5%
     Kinder Morgan Energy Partners                                           800,000                  798,520
     National Fuel Gas Co.                                                 3,060,000                3,074,168
     Ontario Hydro                                                         1,500,000                1,599,945
     Petroleum Geo-Services ASA                                            1,200,000                1,191,348
     Petroleum Geo-Services ASA                                              705,000                  650,574
                                                                                             ----------------
                                                                                                    7,314,555

     Total Corporate Bonds                                                                        208,240,810
=============================================================================================================

MORTGAGE BACKED SECURITIES - 15.7%
     FHLMC #                                                              41,270,000               41,192,412
     FHLMC                                                                 4,414,202                4,433,995
     FHLMC                                                                   729,985                  757,044
     FHLMC                                                                   292,547                  304,796
     FHLB                                                                  1,000,000                1,044,840
     FNMA #                                                                2,835,000                2,840,302

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
     FNMA                                                                   6.00         12/1/10 - 6/1/16
     FNMA #                                                                 6.00                      TBA
     FNMA                                                                   6.13                 9/1/2008
     FNMA                                                                   6.23                 6/1/2008
     FNMA                                                                   6.40                 7/1/2011
     FNMA                                                                   6.50         6/25/12 - 1/1/30
     FNMA                                                                   6.54                12/1/2007
     FNMA                                                                   6.56                12/1/2007
     FNMA                                                                   6.63                10/1/2005
     FNMA                                                                   6.80                 1/1/2007
     FNMA                                                                   7.00                2/25/2021
     FNMA                                                                   7.06                 8/1/2006
     FNMA                                                                   7.10                 6/1/2004
     FNMA                                                                   7.17                 5/1/2007
     FNMA                                                                   7.50          4/1/07 - 5/1/31
     FNMA                                                                   7.53                 5/1/2007
     FNMA                                                                   8.00          6/1/22 - 9/1/30
     FNMA                                                                   8.50         8/1/16 - 12/1/24
     FNMA                                                                   9.00                 8/1/2014
     GNMA                                                                   6.00        2/15/29 - 3/15/29
     GNMA                                                                   6.50       10/15/08 - 4/15/29
     GNMA                                                                   7.00       5/15/23 - 12/20/25
     GNMA                                                                   7.50        3/15/23 - 8/15/27
     GNMA #                                                                 7.50                      TBA
     GNMA                                                                   8.00       10/15/22 - 1/15/31
     GNMA                                                                   8.50        5/15/21 - 6/15/22
     GNMA                                                                   9.00       3/15/09 - 11/15/21
     GNMA                                                                   9.50                2/15/2021

     Total Mortgage-Backed Securities
======================================================================================================================


COMMON STOCKS - 51.2%
CONSUMER DISCRETIONARY - 5.7%
Automobiles - 0.3%
     Harley-Davidson, Inc.


Distributors - 0.3%
     W.W. Grainger, Inc.


Hotels, Restaurants & Leisure - 0.1%
     Starwood Hotels & Resorts Worldwide, Inc.


Household Durables - 0.2%
     Centex Corp.


Leisure Equipment & Products - 0.1%
     Electronic Arts, Inc. *


Media - 2.5%
     AOL Time Warner, Inc. *
     Comcast Cable Communications Corp., Class A *
     Liberty Media Corp., Class A *
     McGraw-Hill Companies, Inc.
     TMP Worldwide, Inc.
     Viacom, Inc., Class B *

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
     FNMA                                                                  7,428,768                 7,558,976
     FNMA #                                                                9,565,000                 9,723,396
     FNMA
     FNMA                                                                  3,991,112                 4,161,932
     FNMA                                                                  3,025,567                 3,095,533
     FNMA                                                                  7,300,000                 7,616,140
     FNMA
     FNMA
     FNMA                                                                  4,446,903                 4,738,040
     FNMA                                                                  5,275,540                 5,671,789
     FNMA
     FNMA
     FNMA                                                                  3,628,183                 3,849,853
     FNMA                                                                  5,370,008                 5,859,305
     FNMA                                                                 52,182,209                54,435,766
     FNMA                                                                  4,268,631                 4,730,442
     FNMA                                                                  6,526,940                 6,857,315
     FNMA
     FNMA                                                                  3,383,959                 3,662,042
     GNMA
     GNMA
     GNMA
     GNMA
     GNMA #
     GNMA                                                                  3,627,786                 3,810,176
     GNMA                                                                    414,338                   447,592
     GNMA                                                                    138,035                   151,068
     GNMA                                                                     83,775                    93,132

     Total Mortgage-Backed Securities                                                              173,877,085
=======================================================================================================================

                                                                             Shares               Market Value
                                                                          =============================================
COMMON STOCKS - 51.2%
CONSUMER DISCRETIONARY - 5.7%
Automobiles - 0.3%
     Harley-Davidson, Inc.                                                    93,000                 3,766,500
                                                                                             -----------------

Distributors - 0.3%
     W.W. Grainger, Inc.                                                     135,000                 5,244,750
                                                                                             -----------------

Hotels, Restaurants & Leisure - 0.1%
     Starwood Hotels & Resorts Worldwide, Inc.


Household Durables - 0.2%
     Centex Corp.


Leisure Equipment & Products - 0.1%
     Electronic Arts, Inc. *                                                  50,000                 2,283,500
                                                                                             -----------------

Media - 2.5%
     AOL Time Warner, Inc. *                                                 250,000                 8,275,000
     Comcast Cable Communications Corp., Class A *                           150,000                 5,380,500
     Liberty Media Corp., Class A *
     McGraw-Hill Companies, Inc.                                             110,000                 6,402,000
     TMP Worldwide, Inc.
     Viacom, Inc., Class B *                                                 100,000                 3,450,000
                                                                                             -----------------
                                                                                                    23,507,500

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
     FNMA                                                                  10,254,119            10,486,967
     FNMA #                                                                 2,200,000             2,192,432
     FNMA                                                                   1,663,250             1,738,438
     FNMA
     FNMA
     FNMA                                                                  22,305,760            22,756,263
     FNMA                                                                     480,222               512,083
     FNMA                                                                   1,816,844             1,939,150
     FNMA
     FNMA
     FNMA                                                                     562,704               567,099
     FNMA                                                                   2,374,580             2,574,491
     FNMA
     FNMA
     FNMA                                                                     770,671               806,820
     FNMA
     FNMA                                                                     136,033               144,619
     FNMA                                                                     188,262               199,942
     FNMA
     GNMA                                                                  11,028,242            11,063,632
     GNMA                                                                   6,258,200             6,452,126
     GNMA                                                                   1,811,891             1,888,289
     GNMA                                                                     963,707             1,009,732
     GNMA #                                                                 5,000,000             5,259,350
     GNMA                                                                     382,751               407,389
     GNMA
     GNMA                                                                     394,136               426,408
     GNMA

     Total Mortgage-Backed Securities                                                            73,584,031
=====================================================================================================================

                                                                              Shares           Market Value
                                                                          ===========================================
COMMON STOCKS - 51.2%
CONSUMER DISCRETIONARY - 5.7%
Automobiles - 0.3%
     Harley-Davidson, Inc.                                                     27,110             1,097,955
                                                                                              -------------

Distributors - 0.3%
     W.W. Grainger, Inc.


Hotels, Restaurants & Leisure - 0.1%
     Starwood Hotels & Resorts Worldwide, Inc.                                 96,037             2,112,814
                                                                                              -------------

Household Durables - 0.2%
     Centex Corp.                                                              76,532             2,581,424
                                                                                              -------------

Leisure Equipment & Products - 0.1%
     Electronic Arts, Inc. *


Media - 2.5%
     AOL Time Warner, Inc. *                                                  220,351             7,293,618
     Comcast Cable Communications Corp., Class A *
     Liberty Media Corp., Class A *                                           210,069             2,667,876
     McGraw-Hill Companies, Inc.
     TMP Worldwide, Inc.                                                       42,980             1,220,202
     Viacom, Inc., Class B *                                                  114,226             3,940,797
                                                                                              -------------
                                                                                                 15,122,493

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
     FNMA                                                                 17,682,887               18,045,943
     FNMA #                                                               11,765,000               11,915,828
     FNMA                                                                  1,663,250                1,738,438
     FNMA                                                                  3,991,112                4,161,932
     FNMA                                                                  3,025,567                3,095,533
     FNMA                                                                 29,605,760               30,372,403
     FNMA                                                                    480,222                  512,083
     FNMA                                                                  1,816,844                1,939,150
     FNMA                                                                  4,446,903                4,738,040
     FNMA                                                                  5,275,540                5,671,789
     FNMA                                                                    562,704                  567,099
     FNMA                                                                  2,374,580                2,574,491
     FNMA                                                                  3,628,183                3,849,853
     FNMA                                                                  5,370,008                5,859,305
     FNMA                                                                 52,952,880               55,242,586
     FNMA                                                                  4,268,631                4,730,442
     FNMA                                                                  6,662,973                7,001,934
     FNMA                                                                    188,262                  199,942
     FNMA                                                                  3,383,959                3,662,042
     GNMA                                                                 11,028,242               11,063,632
     GNMA                                                                  6,258,200                6,452,126
     GNMA                                                                  1,811,891                1,888,289
     GNMA                                                                    963,707                1,009,732
     GNMA #                                                                5,000,000                5,259,350
     GNMA                                                                  4,010,537                4,217,565
     GNMA                                                                    414,338                  447,592
     GNMA                                                                    532,171                  577,476
     GNMA                                                                     83,775                   93,132

     Total Mortgage-Backed Securities                                                             247,461,116
=============================================================================================================

                                                                            Combined               Combined
                                                                             Shares              Market Value
                                                                          ===================================
COMMON STOCKS - 51.2%
CONSUMER DISCRETIONARY - 5.7%
Automobiles - 0.3%
     Harley-Davidson, Inc.                                                   120,110                4,864,455
                                                                                             ----------------

Distributors - 0.3%
     W.W. Grainger, Inc.                                                     135,000                5,244,750
                                                                                             ----------------

Hotels, Restaurants & Leisure - 0.1%
     Starwood Hotels & Resorts Worldwide, Inc.                                96,037                2,112,814
                                                                                             ----------------

Household Durables - 0.2%
     Centex Corp.                                                             76,532                2,581,424
                                                                                             ----------------

Leisure Equipment & Products - 0.1%
     Electronic Arts, Inc. *                                                  50,000                2,283,500
                                                                                             ----------------

Media - 2.5%
     AOL Time Warner, Inc. *                                                 470,351               15,568,618
     Comcast Cable Communications Corp., Class A *                           150,000                5,380,500
     Liberty Media Corp., Class A *                                          210,069                2,667,876
     McGraw-Hill Companies, Inc.                                             110,000                6,402,000
     TMP Worldwide, Inc.                                                      42,980                1,220,202
     Viacom, Inc., Class B *                                                 214,226                7,390,797
                                                                                             ----------------
                                                                                                   38,629,993

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
Multi-line Retail - 1.3%
     Family Dollar Stores, Inc.
     Wal-Mart Stores, Inc.


Specialty Retail - 0.9%
     Barnes & Noble, Inc. *
     Home Depot, Inc.
     Linens 'N Things, Inc. *
     Lowe's Cos., Inc.


CONSUMER STAPLES - 4.6%
Beverages - 1.6%
     Anheuser-Busch Companies, Inc.
     Coca-Cola Co.
     PepsiCo., Inc.


Food & Drug Retailing - 0.5%
     CVS Corp.
     Kroger Co., Inc. *


Food Products - 0.7%
     Hershey Foods Corp.
     Kraft Foods, Inc., Class A *


Household Products - 0.6%
     Kimberly-Clark Corp.
     Procter & Gamble Co.


Personal Products - 0.5%
     Avon Products, Inc.
     Colgate-Palmolive Co.


Tobacco - 0.7%
     Philip Morris Cos., Inc.


ENERGY - 3.9%
Energy Equipment & Services - 0.2%
     BJ Services Co.
     ENSCO International, Inc.


Oil & Gas - 3.7%
     Anadarko Petroleum Corp.
     Conoco, Inc., Class A
     Exxon Mobil Corp.
     Kerr-McGee Corp.
     Phillips Petroleum Co.
     Texaco, Inc.
     Unocal Corp.
     Valero Energy Corp.


FINANCIALS - 8.6%
Banks - 2.8%
     Bank of America Corp.
     Bank of New York Co., Inc.
     Fifth Third Bancorp
     Golden West Financial Corp.

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
Multi-line Retail - 1.3%
     Family Dollar Stores, Inc.                                               245,000                 6,742,400
     Wal-Mart Stores, Inc.                                                    275,000                13,612,500
                                                                                              -----------------
                                                                                                     20,354,900
Specialty Retail - 0.9%
     Barnes & Noble, Inc. *                                                    80,000                 2,888,000
     Home Depot, Inc.                                                          75,000                 2,877,750
     Linens 'N Things, Inc. *
     Lowe's Cos., Inc.
                                                                                              -----------------
                                                                                                      5,765,750
CONSUMER STAPLES - 4.6%
Beverages - 1.6%
     Anheuser-Busch Companies, Inc.                                           180,000                 7,538,400
     Coca-Cola Co.                                                            155,000                 7,261,750
     PepsiCo., Inc.                                                           230,000                11,155,000
                                                                                              -----------------
                                                                                                     25,955,150
Food & Drug Retailing - 0.5%
     CVS Corp.
     Kroger Co., Inc. *


Food Products - 0.7%
     Hershey Foods Corp.                                                       80,000                 5,229,600
     Kraft Foods, Inc., Class A *                                             175,000                 6,014,750
                                                                                              -----------------
                                                                                                     11,244,350
Household Products - 0.6%
     Kimberly-Clark Corp.
     Procter & Gamble Co.                                                      80,000                 5,823,200
                                                                                              -----------------
                                                                                                      5,823,200
Personal Products - 0.5%
     Avon Products, Inc.
     Colgate-Palmolive Co.                                                    109,000                 6,349,250
                                                                                              -----------------
                                                                                                      6,349,250
Tobacco - 0.7%
     Philip Morris Cos., Inc.                                                 155,000                 7,484,950
                                                                                              -----------------

ENERGY - 3.9%
Energy Equipment & Services - 0.2%
     BJ Services Co.
     ENSCO International, Inc.


Oil & Gas - 3.7%
     Anadarko Petroleum Corp.
     Conoco, Inc., Class A
     Exxon Mobil Corp.                                                        515,000                20,291,000
     Kerr-McGee Corp.                                                         100,000                 5,191,000
     Phillips Petroleum Co.
     Texaco, Inc.                                                             150,000                 9,750,000
     Unocal Corp.                                                             160,000                 5,200,000
     Valero Energy Corp.
                                                                                              -----------------
                                                                                                     40,432,000
FINANCIALS - 8.6%
Banks - 2.8%
     Bank of America Corp.                                                    105,000                 6,132,000
     Bank of New York Co., Inc.
     Fifth Third Bancorp                                                       50,000                 3,074,000
     Golden West Financial Corp.                                               55,000                 3,195,500

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
Multi-line Retail - 1.3%
     Family Dollar Stores, Inc.
     Wal-Mart Stores, Inc.


Specialty Retail - 0.9%
     Barnes & Noble, Inc. *
     Home Depot, Inc.
     Linens 'N Things, Inc. *                                                  132,777             2,466,997
     Lowe's Cos., Inc.                                                         175,490             5,554,259
                                                                                               -------------
                                                                                                   8,021,256
CONSUMER STAPLES - 4.6%
Beverages - 1.6%
     Anheuser-Busch Companies, Inc.
     Coca-Cola Co.
     PepsiCo., Inc.


Food & Drug Retailing - 0.5%
     CVS Corp.                                                                  77,664             2,578,445
     Kroger Co., Inc. *                                                        211,226             5,204,609
                                                                                               -------------
                                                                                                   7,783,054
Food Products - 0.7%
     Hershey Foods Corp.
     Kraft Foods, Inc., Class A *


Household Products - 0.6%
     Kimberly-Clark Corp.                                                       57,686             3,576,532
     Procter & Gamble Co.
                                                                                               -------------
                                                                                                   3,576,532
Personal Products - 0.5%
     Avon Products, Inc.                                                        47,369             2,190,816
     Colgate-Palmolive Co.
                                                                                               -------------
                                                                                                   2,190,816
Tobacco - 0.7%
     Philip Morris Cos., Inc.                                                   88,030             4,250,969
                                                                                               -------------

ENERGY - 3.9%
Energy Equipment & Services - 0.2%
     BJ Services Co.                                                           120,760             2,148,320
     ENSCO International, Inc.                                                  90,235             1,319,236
                                                                                               -------------
                                                                                                   3,467,556
Oil & Gas - 3.7%
     Anadarko Petroleum Corp.                                                   14,748               709,084
     Conoco, Inc., Class A                                                     144,429             3,672,829
     Exxon Mobil Corp.                                                         239,540             9,437,876
     Kerr-McGee Corp.
     Phillips Petroleum Co.                                                     50,432             2,720,302
     Texaco, Inc.
     Unocal Corp.
     Valero Energy Corp.                                                        16,014               562,091
                                                                                               -------------
                                                                                                  17,102,182
FINANCIALS - 8.6%
Banks - 2.8%
     Bank of America Corp.                                                      52,719             3,078,790
     Bank of New York Co., Inc.                                                 62,912             2,201,920
     Fifth Third Bancorp
     Golden West Financial Corp.

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
Multi-line Retail - 1.3%
     Family Dollar Stores, Inc.                                               245,000                6,742,400
     Wal-Mart Stores, Inc.                                                    275,000               13,612,500
                                                                                              ----------------
                                                                                                    20,354,900
Specialty Retail - 0.9%
     Barnes & Noble, Inc. *                                                    80,000                2,888,000
     Home Depot, Inc.                                                          75,000                2,877,750
     Linens 'N Things, Inc. *                                                 132,777                2,466,997
     Lowe's Cos., Inc.                                                        175,490                5,554,259
                                                                                              ----------------
                                                                                                    13,787,006
CONSUMER STAPLES - 4.6%
Beverages - 1.6%
     Anheuser-Busch Companies, Inc.                                           180,000                7,538,400
     Coca-Cola Co.                                                            155,000                7,261,750
     PepsiCo., Inc.                                                           230,000               11,155,000
                                                                                              ----------------
                                                                                                    25,955,150
Food & Drug Retailing - 0.5%
     CVS Corp.                                                                 77,664                2,578,445
     Kroger Co., Inc. *                                                       211,226                5,204,609
                                                                                              ----------------
                                                                                                     7,783,054
Food Products - 0.7%
     Hershey Foods Corp.                                                       80,000                5,229,600
     Kraft Foods, Inc., Class A *                                             175,000                6,014,750
                                                                                              ----------------
                                                                                                    11,244,350
Household Products - 0.6%
     Kimberly-Clark Corp.                                                      57,686                3,576,532
     Procter & Gamble Co.                                                      80,000                5,823,200
                                                                                              ----------------
                                                                                                     9,399,732
Personal Products - 0.5%
     Avon Products, Inc.                                                       47,369                2,190,816
     Colgate-Palmolive Co.                                                    109,000                6,349,250
                                                                                              ----------------
                                                                                                     8,540,066
Tobacco - 0.7%
     Philip Morris Cos., Inc.                                                 243,030               11,735,919
                                                                                              ----------------

ENERGY - 3.9%
Energy Equipment & Services - 0.2%
     BJ Services Co.                                                          120,760                2,148,320
     ENSCO International, Inc.                                                 90,235                1,319,236
                                                                                              ----------------
                                                                                                     3,467,556
Oil & Gas - 3.7%
     Anadarko Petroleum Corp.                                                  14,748                  709,084
     Conoco, Inc., Class A                                                    144,429                3,672,829
     Exxon Mobil Corp.                                                        754,540               29,728,876
     Kerr-McGee Corp.                                                         100,000                5,191,000
     Phillips Petroleum Co.                                                    50,432                2,720,302
     Texaco, Inc.                                                             150,000                9,750,000
     Unocal Corp.                                                             160,000                5,200,000
     Valero Energy Corp.                                                       16,014                  562,091
                                                                                              ----------------
                                                                                                    57,534,182
FINANCIALS - 8.6%
Banks - 2.8%
     Bank of America Corp.                                                    157,719                9,210,790
     Bank of New York Co., Inc.                                                62,912                2,201,920
     Fifth Third Bancorp                                                       50,000                3,074,000
     Golden West Financial Corp.                                               55,000                3,195,500

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
     PNC Financial Services Group
     U.S. Bancorp
     Washington Mutual, Inc.
     Wells Fargo & Co.


Diversified Financials - 3.6%
     American Express Co.
     Citigroup, Inc.
     Franklin Resources, Inc.
     Freddie Mac
     J.P. Morgan Chase & Co.
     Lehman Brothers Holdings, Inc.
     MBNA Corp.
     Merrill Lynch & Co., Inc.
     Morgan Stanley, Dean Witter & Co.


Insurance - 2.2%
     American International Group, Inc.
     Arthur J. Gallagher & Co.
     Chubb Corp.
     Hartford Financial Services Group, Inc.
     Marsh & McLennan Cos., Inc.
     MBIA Insurance Corp.
     St. Paul Companies, Inc.


HEALTH CARE - 8.4%
Biotechnology - 0.9%
     Amgen, Inc. *
     Genentech, Inc. *
     Genzyme Corp. *
     MedImmune, Inc. *


Health Care Equipment & Services - 2.4%
     Baxter International, Inc.
     Saint Jude Medical, Inc. *
     Zimmer Holdings, Inc. *
     Medtronic, Inc.
     First Health Group Corp. *
     Tenet Healthcare Corp. *


Pharmaceuticals - 5.1%
     American Home Products Corp.
     Bristol-Myers Squibb Co.
     Johnson & Johnson
     Merck & Co., Inc.
     Mylan Laboratories, Inc.
     Pfizer, Inc.
     Pharmacia Corp.
     Watson Pharmaceuticals, Inc. *


INDUSTRIALS - 8.1%
Aerospace & Defense - 1.4%
     Honeywell International, Inc.
     L-3 Communications Holdings, Inc. *
     Raytheon Co.
     United Technologies Corp.

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
     PNC Financial Services Group
     U.S. Bancorp                                                            200,000                 4,436,000
     Washington Mutual, Inc.                                                 125,000                 4,810,000
     Wells Fargo & Co.                                                       250,000                11,112,500
                                                                                             -----------------
                                                                                                    32,760,000
Diversified Financials - 3.6%
     American Express Co.
     Citigroup, Inc.                                                         300,000                12,150,000
     Franklin Resources, Inc.
     Freddie Mac                                                             170,000                11,050,000
     J.P. Morgan Chase & Co.
     Lehman Brothers Holdings, Inc.                                           50,000                 2,842,500
     MBNA Corp.
     Merrill Lynch & Co., Inc.                                                57,000                 2,314,200
     Morgan Stanley, Dean Witter & Co.
                                                                                             -----------------
                                                                                                    28,356,700
Insurance - 2.2%
     American International Group, Inc.                                      116,850                 9,114,300
     Arthur J. Gallagher & Co.                                               150,000                 5,077,500
     Chubb Corp.                                                              50,000                 3,570,500
     Hartford Financial Services Group, Inc.                                  85,000                 4,992,900
     Marsh & McLennan Cos., Inc.
     MBIA Insurance Corp.
     St. Paul Companies, Inc.                                                 75,000                 3,091,500
                                                                                             -----------------
                                                                                                    25,846,700
HEALTH CARE - 8.4%
Biotechnology - 0.9%
     Amgen, Inc. *                                                            72,000                 4,231,440
     Genentech, Inc. *
     Genzyme Corp. *
     MedImmune, Inc. *                                                        80,000                 2,850,400
                                                                                             -----------------
                                                                                                     7,081,840
Health Care Equipment & Services - 2.4%
     Baxter International, Inc.                                              185,000                10,184,250
     Saint Jude Medical, Inc. *                                               90,000                 6,160,500
     Zimmer Holdings, Inc. *                                                 125,000                 3,468,750
     Medtronic, Inc.
     First Health Group Corp. *                                              230,000                 6,757,400
     Tenet Healthcare Corp. *                                                115,000                 6,859,750
                                                                                             -----------------
                                                                                                    33,430,650
Pharmaceuticals - 5.1%
     American Home Products Corp.                                            110,000                 6,407,500
     Bristol-Myers Squibb Co.                                                110,000                 6,111,600
     Johnson & Johnson                                                       235,000                13,019,000
     Merck & Co., Inc.                                                        60,000                 3,996,000
     Mylan Laboratories, Inc.                                                105,000                 3,425,100
     Pfizer, Inc.                                                            435,000                17,443,500
     Pharmacia Corp.                                                          80,000                 3,244,800
     Watson Pharmaceuticals, Inc. *
                                                                                             -----------------
                                                                                                    53,647,500
INDUSTRIALS - 8.1%
Aerospace & Defense - 1.4%
     Honeywell International, Inc.
     L-3 Communications Holdings, Inc. *                                     125,000                10,931,250
     Raytheon Co.                                                            165,000                 5,733,750
     United Technologies Corp.                                                35,000                 1,627,500
                                                                                             -----------------
                                                                                                    18,292,500

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
     PNC Financial Services Group                                              31,718             1,815,856
     U.S. Bancorp
     Washington Mutual, Inc.
     Wells Fargo & Co.                                                         97,907             4,351,966
                                                                                              -------------
                                                                                                 11,448,532
Diversified Financials - 3.6%
     American Express Co.                                                     125,191             3,638,050
     Citigroup, Inc.                                                          231,836             9,389,358
     Franklin Resources, Inc.                                                  44,153             1,530,785
     Freddie Mac                                                               93,351             6,067,815
     J.P. Morgan Chase & Co.                                                   99,646             3,402,911
     Lehman Brothers Holdings, Inc.
     MBNA Corp.                                                                62,203             1,884,129
     Merrill Lynch & Co., Inc.
     Morgan Stanley, Dean Witter & Co.                                         42,098             1,951,242
                                                                                              -------------
                                                                                                 27,864,290
Insurance - 2.2%
     American International Group, Inc.                                        94,651             7,382,778
     Arthur J. Gallagher & Co.
     Chubb Corp.
     Hartford Financial Services Group, Inc.
     Marsh & McLennan Cos., Inc.                                               12,228             1,182,448
     MBIA Insurance Corp.                                                      16,027               801,350
     St. Paul Companies, Inc.
                                                                                              -------------
                                                                                                  9,366,576
HEALTH CARE - 8.4%
Biotechnology - 0.9%
     Amgen, Inc. *                                                             59,047             3,470,192
     Genentech, Inc. *                                                         34,031             1,497,364
     Genzyme Corp. *                                                           29,354             1,333,259
     MedImmune, Inc. *
                                                                                              -------------
                                                                                                  6,300,815
Health Care Equipment & Services - 2.4%
     Baxter International, Inc.
     Saint Jude Medical, Inc. *
     Zimmer Holdings, Inc. *
     Medtronic, Inc.                                                           75,824             3,298,344
     First Health Group Corp. *
     Tenet Healthcare Corp. *                                                  14,162               844,763
                                                                                              -------------
                                                                                                  4,143,107
Pharmaceuticals - 5.1%
     American Home Products Corp.                                              48,089             2,801,184
     Bristol-Myers Squibb Co.                                                  55,853             3,103,193
     Johnson & Johnson                                                        101,056             5,598,502
     Merck & Co., Inc.                                                         53,457             3,560,236
     Mylan Laboratories, Inc.
     Pfizer, Inc.                                                             238,992             9,583,579
     Pharmacia Corp.
     Watson Pharmaceuticals, Inc. *                                            46,114             2,522,897
                                                                                              -------------
                                                                                                 27,169,591
INDUSTRIALS - 8.1%
Aerospace & Defense - 1.4%
     Honeywell International, Inc.                                             49,717             1,312,529
     L-3 Communications Holdings, Inc. *
     Raytheon Co.
     United Technologies Corp.                                                 62,362             2,899,833
                                                                                              -------------
                                                                                                  4,212,362

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
     PNC Financial Services Group                                             31,718                1,815,856
     U.S. Bancorp                                                            200,000                4,436,000
     Washington Mutual, Inc.                                                 125,000                4,810,000
     Wells Fargo & Co.                                                       347,907               15,464,466
                                                                                             ----------------
                                                                                                   44,208,532
Diversified Financials - 3.6%
     American Express Co.                                                    125,191                3,638,050
     Citigroup, Inc.                                                         531,836               21,539,358
     Franklin Resources, Inc.                                                 44,153                1,530,785
     Freddie Mac                                                             263,351               17,117,815
     J.P. Morgan Chase & Co.                                                  99,646                3,402,911
     Lehman Brothers Holdings, Inc.                                           50,000                2,842,500
     MBNA Corp.                                                               62,203                1,884,129
     Merrill Lynch & Co., Inc.                                                57,000                2,314,200
     Morgan Stanley, Dean Witter & Co.                                        42,098                1,951,242
                                                                                             ----------------
                                                                                                   56,220,990
Insurance - 2.2%
     American International Group, Inc.                                      211,501               16,497,078
     Arthur J. Gallagher & Co.                                               150,000                5,077,500
     Chubb Corp.                                                              50,000                3,570,500
     Hartford Financial Services Group, Inc.                                  85,000                4,992,900
     Marsh & McLennan Cos., Inc.                                              12,228                1,182,448
     MBIA Insurance Corp.                                                     16,027                  801,350
     St. Paul Companies, Inc.                                                 75,000                3,091,500
                                                                                             ----------------
                                                                                                   35,213,276
HEALTH CARE - 8.4%
Biotechnology - 0.9%
     Amgen, Inc. *                                                           131,047                7,701,632
     Genentech, Inc. *                                                        34,031                1,497,364
     Genzyme Corp. *                                                          29,354                1,333,259
     MedImmune, Inc. *                                                        80,000                2,850,400
                                                                                             ----------------
                                                                                                   13,382,655
Health Care Equipment & Services - 2.4%
     Baxter International, Inc.                                              185,000               10,184,250
     Saint Jude Medical, Inc. *                                               90,000                6,160,500
     Zimmer Holdings, Inc. *                                                 125,000                3,468,750
     Medtronic, Inc.                                                          75,824                3,298,344
     First Health Group Corp. *                                              230,000                6,757,400
     Tenet Healthcare Corp. *                                                129,162                7,704,513
                                                                                             ----------------
                                                                                                   37,573,757
Pharmaceuticals - 5.1%
     American Home Products Corp.                                            158,089                9,208,684
     Bristol-Myers Squibb Co.                                                165,853                9,214,793
     Johnson & Johnson                                                       336,056               18,617,502
     Merck & Co., Inc.                                                       113,457                7,556,236
     Mylan Laboratories, Inc.                                                105,000                3,425,100
     Pfizer, Inc.                                                            673,992               27,027,079
     Pharmacia Corp.                                                          80,000                3,244,800
     Watson Pharmaceuticals, Inc. *                                           46,114                2,522,897
                                                                                             ----------------
                                                                                                   80,817,091
INDUSTRIALS - 8.1%
Aerospace & Defense - 1.4%
     Honeywell International, Inc.                                            49,717                1,312,529
     L-3 Communications Holdings, Inc. *                                     125,000               10,931,250
     Raytheon Co.                                                            165,000                5,733,750
     United Technologies Corp.                                                97,362                4,527,333
                                                                                             ----------------
                                                                                                   22,504,862

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
Building Prducts - 0.3%
     Masco Corp.


Commercial Services & Supplies - 1.5%
     Automatic Data Processing, Inc.
     Choicepoint, Inc. *
     Concord EFS, Inc. *
     First Data Corp.
     Republic Services, Inc., Class A *
     SEI Investments Co.


Electrical Equipment - 0.3%
     Thermo Electron Corp. *


Industrial Conglomerates - 3.8%
     General Electric Co.
     Minnesota Mining & Manufacturing Co.
     Textron, Inc.
     Tyco International Ltd.


Machinery - 0.4%
     Dover Corp.
     Navistar International Corp. *


Road & Rail - 0.4%
     Burlington Northern Santa Fe Corp.


INFORMATION TECHNOLOGY - 6.5%
Communications Equipment - 0.9%
     Cisco Systems, Inc. *
     Nokia Oyj, ADR


Computers & Peripherals - 1.4%
     Dell Computer Corp. *
     EMC Corp. *
     International Business Machines Corp.
     Lexmark International Group, Class A *
     Network Appliance, Inc.
     Sun Microsystems, Inc. *


IT Consulting & Services - 0.6%
     Affiliated Computer Services, Inc., Class A *


Semiconductor Equipment & Products - 1.7%
     Altera Corp. *
     Intel Corp.
     KLA-Tencor Corp. *
     Microchip Technology, Inc.
     PMC-Sierra, Inc. *
     Teradyne, Inc. *
     Texas Instruments, Inc.

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
Building Prducts - 0.3%
     Masco Corp.                                                             220,000                 4,496,800
                                                                                             -----------------

Commercial Services & Supplies - 1.5%
     Automatic Data Processing, Inc.
     Choicepoint, Inc. *                                                     110,000                 4,580,400
     Concord EFS, Inc. *                                                      75,000                 3,671,250
     First Data Corp.                                                         50,000                 2,913,000
     Republic Services, Inc., Class A *                                      550,000                 8,910,000
     SEI Investments Co.                                                      65,000                 2,080,000
                                                                                             -----------------
                                                                                                    22,154,650
Electrical Equipment - 0.3%
     Thermo Electron Corp. *                                                 225,000                 4,061,250
                                                                                             -----------------

Industrial Conglomerates - 3.8%
     General Electric Co.                                                    665,000                24,738,000
     Minnesota Mining & Manufacturing Co.                                     90,000                 8,856,000
     Textron, Inc.
     Tyco International Ltd.                                                 200,000                 9,100,000
                                                                                             -----------------
                                                                                                    42,694,000
Machinery - 0.4%
     Dover Corp.
     Navistar International Corp. *                                          175,000                 4,943,750
                                                                                             -----------------
                                                                                                     4,943,750
Road & Rail - 0.4%
     Burlington Northern Santa Fe Corp.                                      215,000                 5,751,250
                                                                                             -----------------

INFORMATION TECHNOLOGY - 6.5%
Communications Equipment - 0.9%
     Cisco Systems, Inc. *                                                   530,000                 6,455,400
     Nokia Oyj, ADR                                                          250,000                 3,912,500
                                                                                             -----------------
                                                                                                    10,367,900
Computers & Peripherals - 1.4%
     Dell Computer Corp. *                                                   100,000                 1,853,000
     EMC Corp. *                                                             120,000                 1,410,000
     International Business Machines Corp.                                   125,000                11,537,500
     Lexmark International Group, Class A *                                   70,000                 3,129,700
     Network Appliance, Inc.
     Sun Microsystems, Inc. *
                                                                                             -----------------
                                                                                                    17,930,200
IT Consulting & Services - 0.6%
     Affiliated Computer Services, Inc., Class A *                           125,700                10,233,237
                                                                                             -----------------

Semiconductor Equipment & Products - 1.7%
     Altera Corp. *                                                          280,000                 4,586,400
     Intel Corp.                                                             200,000                 4,088,000
     KLA-Tencor Corp. *
     Microchip Technology, Inc.
     PMC-Sierra, Inc. *                                                      110,000                 1,129,700
     Teradyne, Inc. *                                                        130,000                 2,535,000
     Texas Instruments, Inc.                                                 250,000                 6,245,000
                                                                                             -----------------
                                                                                                    18,584,100

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
Building Prducts - 0.3%
     Masco Corp.


Commercial Services & Supplies - 1.5%
     Automatic Data Processing, Inc.                                           24,953             1,173,789
     Choicepoint, Inc. *
     Concord EFS, Inc. *
     First Data Corp.
     Republic Services, Inc., Class A *
     SEI Investments Co.
                                                                                              -------------
                                                                                                  1,173,789
Electrical Equipment - 0.3%
     Thermo Electron Corp. *


Industrial Conglomerates - 3.8%
     General Electric Co.                                                     240,914             8,962,001
     Minnesota Mining & Manufacturing Co.
     Textron, Inc.                                                             21,552               724,363
     Tyco International Ltd.                                                  153,465             6,982,658
                                                                                              -------------
                                                                                                 16,669,022
Machinery - 0.4%
     Dover Corp.                                                               49,967             1,504,506
     Navistar International Corp. *
                                                                                              -------------
                                                                                                  1,504,506
Road & Rail - 0.4%
     Burlington Northern Santa Fe Corp.


INFORMATION TECHNOLOGY - 6.5%
Communications Equipment - 0.9%
     Cisco Systems, Inc. *                                                    192,430             2,343,797
     Nokia Oyj, ADR                                                           118,418             1,853,242
                                                                                              -------------
                                                                                                  4,197,039
Computers & Peripherals - 1.4%
     Dell Computer Corp. *
     EMC Corp. *                                                              158,730             1,865,078
     International Business Machines Corp.
     Lexmark International Group, Class A *                                    27,680             1,237,573
     Network Appliance, Inc.                                                   85,725               582,930
     Sun Microsystems, Inc. *                                                  86,087               711,939
                                                                                              -------------
                                                                                                  4,397,520
IT Consulting & Services - 0.6%
     Affiliated Computer Services, Inc., Class A *

Semiconductor Equipment & Products - 1.7%
     Altera Corp. *
     Intel Corp.                                                              116,331             2,377,806
     KLA-Tencor Corp. *                                                        46,514             1,468,912
     Microchip Technology, Inc.                                                67,112             1,798,602
     PMC-Sierra, Inc. *
     Teradyne, Inc. *
     Texas Instruments, Inc.                                                  127,090             3,174,708
                                                                                              -------------
                                                                                                  8,820,028

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
Building Prducts - 0.3%
     Masco Corp.                                                             220,000                4,496,800
                                                                                             ----------------

Commercial Services & Supplies - 1.5%
     Automatic Data Processing, Inc.                                          24,953                1,173,789
     Choicepoint, Inc. *                                                     110,000                4,580,400
     Concord EFS, Inc. *                                                      75,000                3,671,250
     First Data Corp.                                                         50,000                2,913,000
     Republic Services, Inc., Class A *                                      550,000                8,910,000
     SEI Investments Co.                                                      65,000                2,080,000
                                                                                             ----------------
                                                                                                   23,328,439
Electrical Equipment - 0.3%
     Thermo Electron Corp. *                                                 225,000                4,061,250
                                                                                             ----------------

Industrial Conglomerates - 3.8%
     General Electric Co.                                                    905,914               33,700,001
     Minnesota Mining & Manufacturing Co.                                     90,000                8,856,000
     Textron, Inc.                                                            21,552                  724,363
     Tyco International Ltd.                                                 353,465               16,082,658
                                                                                             ----------------
                                                                                                   59,363,022
Machinery - 0.4%
     Dover Corp.                                                              49,967                1,504,506
     Navistar International Corp. *                                          175,000                4,943,750
                                                                                             ----------------
                                                                                                    6,448,256
Road & Rail - 0.4%
     Burlington Northern Santa Fe Corp.                                      215,000                5,751,250
                                                                                             ----------------

INFORMATION TECHNOLOGY - 6.5%
Communications Equipment - 0.9%
     Cisco Systems, Inc. *                                                   722,430                8,799,197
     Nokia Oyj, ADR                                                          368,418                5,765,742
                                                                                             ----------------
                                                                                                   14,564,939
Computers & Peripherals - 1.4%
     Dell Computer Corp. *                                                   100,000                1,853,000
     EMC Corp. *                                                             278,730                3,275,078
     International Business Machines Corp.                                   125,000               11,537,500
     Lexmark International Group, Class A *                                   97,680                4,367,273
     Network Appliance, Inc.                                                  85,725                  582,930
     Sun Microsystems, Inc. *                                                 86,087                  711,939
                                                                                             ----------------
                                                                                                   22,327,720
IT Consulting & Services - 0.6%
     Affiliated Computer Services, Inc., Class A *                           125,700               10,233,237
                                                                                             ----------------

Semiconductor Equipment & Products - 1.7%
     Altera Corp. *                                                          280,000                4,586,400
     Intel Corp.                                                             316,331                6,465,806
     KLA-Tencor Corp. *                                                       46,514                1,468,912
     Microchip Technology, Inc.                                               67,112                1,798,602
     PMC-Sierra, Inc. *                                                      110,000                1,129,700
     Teradyne, Inc. *                                                        130,000                2,535,000
     Texas Instruments, Inc.                                                 377,090                9,419,708
                                                                                             ----------------
                                                                                                   27,404,128

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================
Software - 1.9%
     Micromuse, Inc. *
     Microsoft Corp. *
     Network Associates, Inc.
     Oracle Corp. *
     Parametric Technology Corp. *
     Veritas Software Corp. *


MATERIALS - 1.4%
Chemicals - 1.1%
     Dow Chemical Co.
     E.I. Du Pont de Nemours & Co.
     Ecolab, Inc.
     Praxair, Inc.
     Solutia, Inc.


Metals & Mining - 0.3%
     Alcoa, Inc.


TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
     AT&T Corp.
     BellSouth Corp.
     Global Crossing Ltd. *
     Qwest Communications International, Inc. *
     SBC Communications, Inc.
     Verizon Communications
     MCI Worldcom, Inc. *


Wireless Telecommunication Services - 0.4%
     Sprint PCS Group


UTILITIES - 1.3%
Electric Utilities - 1.1%
     American Electric Power Co., Inc.
     Calpine Corp.
     Dominion Resources, Inc.
     Duke Energy Corp.


Gas Utilities - 0.1%
     El Paso Corp.


Multi-Utilities - 0.1%
     Enron Corp.


     Total Common Stocks
======================================================================================================================

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
Software - 1.9%
     Micromuse, Inc. *
     Microsoft Corp. *                                                       225,000                11,513,250
     Network Associates, Inc.
     Oracle Corp. *                                                          475,000                 5,975,500
     Parametric Technology Corp. *                                           200,000                 1,038,000
     Veritas Software Corp. *
                                                                                             -----------------
                                                                                                    18,526,750
MATERIALS - 1.4%
Chemicals - 1.1%
     Dow Chemical Co.                                                        120,000                 3,931,200
     E.I. Du Pont de Nemours & Co.
     Ecolab, Inc.                                                            160,000                 5,812,800
     Praxair, Inc.
     Solutia, Inc.                                                           250,000                 3,100,000
                                                                                             -----------------
                                                                                                    12,844,000
Metals & Mining - 0.3%
     Alcoa, Inc.                                                              55,000                 1,705,550
                                                                                             -----------------

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
     AT&T Corp.                                                              120,000                 2,316,000
     BellSouth Corp.                                                          75,000                 3,116,250
     Global Crossing Ltd. *
     Qwest Communications International, Inc. *
     SBC Communications, Inc.                                                250,000                11,780,000
     Verizon Communications                                                  185,000                10,010,350
     MCI Worldcom, Inc. *                                                    175,000                 2,632,000
                                                                                             -----------------
                                                                                                    29,854,600
Wireless Telecommunication Services - 0.4%
     Sprint PCS Group


UTILITIES - 1.3%
Electric Utilities - 1.1%
     American Electric Power Co., Inc.                                       125,000                 5,403,750
     Calpine Corp.
     Dominion Resources, Inc.                                                 50,000                 2,967,500
     Duke Energy Corp.                                                        75,000                 2,838,750
                                                                                             -----------------
                                                                                                    11,210,000
Gas Utilities - 0.1%
     El Paso Corp.


Multi-Utilities - 0.1%
     Enron Corp.


     Total Common Stocks                                                                           572,985,727
=======================================================================================================================

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
Software - 1.9%
     Micromuse, Inc. *                                                         51,689               293,594
     Microsoft Corp. *                                                        159,450             8,159,057
     Network Associates, Inc.                                                  87,197             1,123,969
     Oracle Corp. *
     Parametric Technology Corp. *
     Veritas Software Corp. *                                                  83,593             1,541,455
                                                                                              -------------
                                                                                                 11,118,075
MATERIALS - 1.4%
Chemicals - 1.1%
     Dow Chemical Co.
     E.I. Du Pont de Nemours & Co.                                             33,533             1,258,158
     Ecolab, Inc.
     Praxair, Inc.                                                             62,540             2,626,680
     Solutia, Inc.
                                                                                              -------------
                                                                                                  3,884,838
Metals & Mining - 0.3%
     Alcoa, Inc.                                                              101,576             3,149,872
                                                                                              -------------

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
     AT&T Corp.
     BellSouth Corp.
     Global Crossing Ltd. *                                                   220,975               397,755
     Qwest Communications International, Inc. *                               103,539             1,729,101
     SBC Communications, Inc.
     Verizon Communications                                                    85,005             4,599,621
     MCI Worldcom, Inc. *
                                                                                              -------------
                                                                                                  6,726,477
Wireless Telecommunication Services - 0.4%
     Sprint PCS Group                                                         223,338             5,871,556
                                                                                              -------------

UTILITIES - 1.3%
Electric Utilities - 1.1%
     American Electric Power Co., Inc.
     Calpine Corp.                                                             58,005             1,323,094
     Dominion Resources, Inc.
     Duke Energy Corp.                                                        116,793             4,420,615
                                                                                              -------------
                                                                                                  5,743,709
Gas Utilities - 0.1%
     El Paso Corp.                                                             42,795             1,778,132
                                                                                              -------------

Multi-Utilities - 0.1%
     Enron Corp.                                                               43,210             1,176,608
                                                                                              -------------

     Total Common Stocks                                                                        234,023,495
=====================================================================================================================

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
Software - 1.9%
     Micromuse, Inc. *                                                        51,689                  293,594
     Microsoft Corp. *                                                       384,450               19,672,307
     Network Associates, Inc.                                                 87,197                1,123,969
     Oracle Corp. *                                                          475,000                5,975,500
     Parametric Technology Corp. *                                           200,000                1,038,000
     Veritas Software Corp. *                                                 83,593                1,541,455
                                                                                             ----------------
                                                                                                   29,644,825
MATERIALS - 1.4%
Chemicals - 1.1%
     Dow Chemical Co.                                                        120,000                3,931,200
     E.I. Du Pont de Nemours & Co.                                            33,533                1,258,158
     Ecolab, Inc.                                                            160,000                5,812,800
     Praxair, Inc.                                                            62,540                2,626,680
     Solutia, Inc.                                                           250,000                3,100,000
                                                                                             ----------------
                                                                                                   16,728,838
Metals & Mining - 0.3%
     Alcoa, Inc.                                                             156,576                4,855,422
                                                                                             ----------------

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
     AT&T Corp.                                                              120,000                2,316,000
     BellSouth Corp.                                                          75,000                3,116,250
     Global Crossing Ltd. *                                                  220,975                  397,755
     Qwest Communications International, Inc. *                              103,539                1,729,101
     SBC Communications, Inc.                                                250,000               11,780,000
     Verizon Communications                                                  270,005               14,609,971
     MCI Worldcom, Inc. *                                                    175,000                2,632,000
                                                                                             ----------------
                                                                                                   36,581,077
Wireless Telecommunication Services - 0.4%
     Sprint PCS Group                                                        223,338                5,871,556
                                                                                             ----------------

UTILITIES - 1.3%
Electric Utilities - 1.1%
     American Electric Power Co., Inc.                                       125,000                5,403,750
     Calpine Corp.                                                            58,005                1,323,094
     Dominion Resources, Inc.                                                 50,000                2,967,500
     Duke Energy Corp.                                                       191,793                7,259,365
                                                                                             ----------------
                                                                                                   16,953,709
Gas Utilities - 0.1%
     El Paso Corp.                                                            42,795                1,778,132
                                                                                             ----------------

Multi-Utilities - 0.1%
     Enron Corp.                                                              43,210                1,176,608
                                                                                             ----------------

     Total Common Stocks                                                                          807,009,222
=============================================================================================================

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================



U.S. TREASURY OBLIGATIONS - 5.6%
     U.S. Treasury Bills @ ++                                               0.00               12/20/2001
     U.S. Treasury Bonds ##                                                 6.25                8/15/2023
     U.S. Treasury Bonds                                                    6.38                8/15/2027
     U.S. Treasury Bonds                                                    7.13                2/15/2023
     U.S. Treasury Notes                                                    3.38                1/15/2007
     U.S. Treasury Notes ##                                                 5.88               11/15/2004
     U.S. Treasury Notes                                                    5.88                2/15/2004


     Total U.S. Treasury Obligations
===================================================================================================================

YANKEE OBLIGATIONS-GOVERNMENT - 0.1%
     Quebec, Canada                                                         6.13                1/22/2011


===================================================================================================================

YANKEE OBLIGATIONS-CORPORATE - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
     Rogers Cablesystems, Ltd.                                             11.00                12/1/2015


FINANCIALS - 0.1%
Diversified Financials - 0.1%
     Tembec Finance Corp.                                                   9.88                9/30/2005
     Landeskreditbank Baden-Wuerttemberg                                    7.88                4/15/2004


MATERIALS - 0.1%
Paper & Forest Products - 0.1%
     Domtar, Inc.                                                           8.75                 8/1/2006
     Tembec Industries, Inc.                                                8.63                6/30/2009



TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
     Rogers Cantel, Inc.                                                    9.75                 6/1/2016


     Total Yankee Obligations-Corporate
===================================================================================================================




MUTUAL FUND SHARES - 1.0%
     2002 Target Term Trust, Inc.
     Blackrock Advantage Term Trust
     Blackrock Strategic Term Trust, Inc.
     Strong High Yield Bond Fund
     RCM Strategic Global Government Fund
     TCW/DW Term Trust 2002
     TCW/DW Term Trust 2003
     Templeton Global Income Fund


     Total Mutual Fund Shares
===================================================================================================================

=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
U.S. TREASURY OBLIGATIONS - 5.6%
     U.S. Treasury Bills @ ++
     U.S. Treasury Bonds ##                                                $33,235,000                36,470,228
     U.S. Treasury Bonds
     U.S. Treasury Bonds
     U.S. Treasury Notes                                                     4,818,795                 4,958,844
     U.S. Treasury Notes ##                                                 20,005,000                21,458,503
     U.S. Treasury Notes
                                                                                               -----------------

     Total U.S. Treasury Obligations                                                                  62,887,575
=========================================================================================================================

YANKEE OBLIGATIONS-GOVERNMENT - 0.1%
     Quebec, Canada


=========================================================================================================================

YANKEE OBLIGATIONS-CORPORATE - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
     Rogers Cablesystems, Ltd.                                               1,050,000                 1,118,250
                                                                                               -----------------

FINANCIALS - 0.1%
Diversified Financials - 0.1%
     Tembec Finance Corp.                                                      350,000                   360,500
     Landeskreditbank Baden-Wuerttemberg
                                                                                               -----------------
                                                                                                         360,500
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
     Domtar, Inc.                                                            1,100,000                 1,208,484
     Tembec Industries, Inc.                                                   650,000                   659,750
                                                                                               -----------------
                                                                                                       1,868,234

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
     Rogers Cantel, Inc.                                                     1,000,000                   970,000
                                                                                               -----------------

     Total Yankee Obligations-Corporate                                                                4,316,984
=========================================================================================================================


                                                                               Shares               Market Value
                                                                         ================================================
MUTUAL FUND SHARES - 1.0%
     2002 Target Term Trust, Inc.
     Blackrock Advantage Term Trust
     Blackrock Strategic Term Trust, Inc.
     Strong High Yield Bond Fund
     RCM Strategic Global Government Fund
     TCW/DW Term Trust 2002
     TCW/DW Term Trust 2003
     Templeton Global Income Fund


     Total Mutual Fund Shares
=========================================================================================================================

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
U.S. TREASURY OBLIGATIONS - 5.6%
     U.S. Treasury Bills @ ++                                             $3,500,000             3,481,870
     U.S. Treasury Bonds ##
     U.S. Treasury Bonds                                                   7,850,000             8,804,246
     U.S. Treasury Bonds                                                   9,000,000            10,882,976
     U.S. Treasury Notes
     U.S. Treasury Notes ##
     U.S. Treasury Notes                                                   2,700,000             2,875,500
                                                                                             -------------

     Total U.S. Treasury Obligations                                                            26,044,592
====================================================================================================================

YANKEE OBLIGATIONS-GOVERNMENT - 0.1%
     Quebec, Canada                                                        2,000,000             2,073,660
                                                                                             -------------

====================================================================================================================

YANKEE OBLIGATIONS-CORPORATE - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
     Rogers Cablesystems, Ltd.


FINANCIALS - 0.1%
Diversified Financials - 0.1%
     Tembec Finance Corp.
     Landeskreditbank Baden-Wuerttemberg                                     735,000               802,752
                                                                                             -------------
                                                                                                   802,752
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
     Domtar, Inc.
     Tembec Industries, Inc.



TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
     Rogers Cantel, Inc.


     Total Yankee Obligations-Corporate                                                            802,752
====================================================================================================================


                                                                             Shares           Market Value
                                                                         ========================================
MUTUAL FUND SHARES - 1.0%
     2002 Target Term Trust, Inc.                                             44,000               633,600
     Blackrock Advantage Term Trust                                           30,600               331,092
     Blackrock Strategic Term Trust, Inc.                                    222,900             2,159,901
     Strong High Yield Bond Fund                                           1,179,468             9,070,107
     RCM Strategic Global Government Fund                                     55,900               598,689
     TCW/DW Term Trust 2002                                                   12,500               131,875
     TCW/DW Term Trust 2003                                                  124,800             1,316,640
     Templeton Global Income Fund                                            153,700             1,022,105
                                                                                             -------------

     Total Mutual Fund Shares                                                                   15,264,009
====================================================================================================================

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
U.S. TREASURY OBLIGATIONS - 5.6%
     U.S. Treasury Bills @ ++                                            $3,500,000                3,481,870
     U.S. Treasury Bonds ##                                              33,235,000               36,470,228
     U.S. Treasury Bonds                                                  7,850,000                8,804,246
     U.S. Treasury Bonds                                                  9,000,000               10,882,976
     U.S. Treasury Notes                                                  4,818,795                4,958,844
     U.S. Treasury Notes ##                                              20,005,000               21,458,503
     U.S. Treasury Notes                                                  2,700,000                2,875,500
                                                                                            ----------------

     Total U.S. Treasury Obligations                                                              88,932,167
============================================================================================================

YANKEE OBLIGATIONS-GOVERNMENT - 0.1%
     Quebec, Canada                                                       2,000,000                2,073,660
                                                                                            ----------------

============================================================================================================

YANKEE OBLIGATIONS-CORPORATE - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
     Rogers Cablesystems, Ltd.                                            1,050,000                1,118,250
                                                                                            ----------------

FINANCIALS - 0.1%
Diversified Financials - 0.1%
     Tembec Finance Corp.                                                   350,000                  360,500
     Landeskreditbank Baden-Wuerttemberg                                    735,000                  802,752
                                                                                            ----------------
                                                                                                   1,163,252
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
     Domtar, Inc.                                                         1,100,000                1,208,484
     Tembec Industries, Inc.                                                650,000                  659,750
                                                                                            ----------------
                                                                                                   1,868,234

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
     Rogers Cantel, Inc.                                                  1,000,000                  970,000
                                                                                            ----------------

     Total Yankee Obligations-Corporate                                                            5,119,736
============================================================================================================

                                                                           Combined               Combined
                                                                            Shares              Market Value
                                                                         ===================================
MUTUAL FUND SHARES - 1.0%
     2002 Target Term Trust, Inc.                                            44,000                  633,600
     Blackrock Advantage Term Trust                                          30,600                  331,092
     Blackrock Strategic Term Trust, Inc.                                   222,900                2,159,901
     Strong High Yield Bond Fund                                          1,179,468                9,070,107
     RCM Strategic Global Government Fund                                    55,900                  598,689
     TCW/DW Term Trust 2002                                                  12,500                  131,875
     TCW/DW Term Trust 2003                                                 124,800                1,316,640
     Templeton Global Income Fund                                           153,700                1,022,105
                                                                                            ----------------

     Total Mutual Fund Shares                                                                     15,264,009
============================================================================================================

======================================================================================================================

======================================================================================================================


                                                                          Coupon            Maturity Date
======================================================================================================================



SHORT-TERM INVESTMENTS - 7.5%
REPURCHASE AGREEMENTS - 1.5%
     Goldman Sachs & Co., dated 9/28/01 (cost $23,101,015)                  3.14                10/1/2001





MUTUAL FUND SHARES - 6.0%
     Evergreen Institutional Money Market Fund +


     Total Short-Term Investments
==================================================================================================================

     Total Investments (cost $1,089,465,502, $456,268,462
     and $1,545,733,964, respectively) - 105.0%

     Other Assets and Liabilities - (5.0%)

     Net Assets - 100.0%


=======================================================================================================================
                                                                                 Evergreen Balanced Fund
=======================================================================================================================

                                                                           Principal
                                                                             Amount               Market Value
=======================================================================================================================
SHORT-TERM INVESTMENTS - 7.5%
REPURCHASE AGREEMENTS - 1.5%
     Goldman Sachs & Co., dated 9/28/01 (cost $23,101,015)

                                                                             Shares               Market Value
                                                                       ================================================
MUTUAL FUND SHARES - 6.0%
     Evergreen Institutional Money Market Fund +                             95,185,545                95,185,545
                                                                                                -----------------

     Total Short-Term Investments                                                                      95,185,545
==========================================================================================================================

     Total Investments (cost $1,089,465,502, $456,268,462
     and $1,545,733,964, respectively) - 105.0%                                                     1,083,887,777

     Other Assets and Liabilities - (5.0%)                                                            (60,028,188)
                                                                                                -----------------
     Net Assets - 100.0%                                                                            1,023,859,589
                                                                                                =================

=====================================================================================================================
                                                                                Wachovia Balanced Fund
=====================================================================================================================

                                                                            Principal
                                                                              Amount           Market Value
=====================================================================================================================
SHORT-TERM INVESTMENTS - 7.5%
REPURCHASE AGREEMENTS - 1.5%
     Goldman Sachs & Co., dated 9/28/01 (cost $23,101,015)                $23,101,015            23,101,015
                                                                                              -------------

                                                                              Shares           Market Value
                                                                          ========================================
MUTUAL FUND SHARES - 6.0%
     Evergreen Institutional Money Market Fund +


     Total Short-Term Investments                                                                23,101,015
===================================================================================================================

     Total Investments (cost $1,089,465,502, $456,268,462
     and $1,545,733,964, respectively) - 105.0%                                                 469,672,023

     Other Assets and Liabilities - (5.0%)                                                      (14,322,753)
                                                                                              -------------
     Net Assets - 100.0%                                                                        455,349,270
                                                                                              =============

=============================================================================================================
                                                                            Evergreen Balanced Fund Pro Forma
=============================================================================================================
                                                                            Combined
                                                                           Principal               Combined
                                                                             Amount              Market Value
=============================================================================================================
SHORT-TERM INVESTMENTS - 7.5%
REPURCHASE AGREEMENTS - 1.5%
     Goldman Sachs & Co., dated 9/28/01 (cost $23,101,015)                $23,101,015               23,101,015
                                                                                              ----------------

                                                                             Combined               Combined
                                                                              Shares              Market Value
                                                                          ====================================
MUTUAL FUND SHARES - 6.0%
     Evergreen Institutional Money Market Fund +                           95,185,545               95,185,545
                                                                                              ----------------

     Total Short-Term Investments                                                                  118,286,560
==============================================================================================================

     Total Investments (cost $1,089,465,502, $456,268,462
     and $1,545,733,964, respectively) - 105.0%                                                  1,553,559,800

     Other Assets and Liabilities - (5.0%)                                                         (74,350,941)
                                                                                              ----------------
     Net Assets - 100.0%                                                                         1,479,208,859
                                                                                              ================

*     Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
+ The advisor of the Evergreen Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corp.
#     When-issued security.
## All or a portion of the security has been segregated for when-issued securities.
@ Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
++ Represents securities held as collateral within a margin account, used to ensure the fund is able to satisfy the obligations of its outstanding long futures contracts.
**    Investment in non-controlled affiliate.

Summary of Abbreviations:

ADR    American Depository Receipt
FHLB   Federal Home Loan Banks
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   Government National Mortgage Association
REIT   Real Estate Investment Trust

At September 30, 2001, Wachovia Balanced Fund had open futures contracts outstanding as follows:

                                                        Value at
                                  Initial Contract   September 30,   Unrealized
Expiration         Contracts           Amount            2001           Loss
--------------------------------------------------------------------------------
December 2001   11 U.S. Treasury     $1,162,152        $1,196,594      ($34,442)
December 2001  310 U.S. Treasury     64,250,462        65,182,343      (931,881)
December 2001     73 S&P 500         20,338,234        19,047,525    (1,290,709)

      See Notes to Pro Forma Combining Financial Statements.

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
September 30, 2001

                                                                                                                 Evergreen
                                                                Evergreen         Wachovia                     Balanced Fund
                                                              Balanced Fund    Balanced Fund   Adjustments       Pro Forma
-----------------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                $1,089,465,502     $456,268,462                  $1,545,733,964
Net unrealized gains or losses on securities                     (5,577,725)      13,403,561                       7,825,836
-----------------------------------------------------------------------------------------------------------------------------
Market value of securities                                    1,083,887,777      469,672,023                   1,553,559,800
Cash                                                                    892                0                             892
Receivables for securities sold                                   7,234,927        5,103,455                      12,338,382
Receivable for Fund shares sold                                     264,473          339,826                         604,299
Dividends and interest receivable                                 5,246,795        2,847,560                       8,094,355
Receivable for variation margin on open futures contracts                 0          465,947                         465,947
Prepaid expenses and other assets                                   160,816                0                         160,816
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                             1,096,795,680      478,428,811                   1,575,224,491
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                 71,812,024       22,306,203                      94,118,227
Payable for Fund shares redeemed                                    824,717          162,435                         987,152
Due to custodian bank                                                     0          149,273                         149,273
Advisory fee payable                                                 28,934          246,060                         274,994
Distribution Plan expenses payable                                   32,445          156,631                         189,076
Due to other related parties                                          8,332           41,355                          49,687
Accrued expenses and other liabilities                              229,639           17,584                         247,223
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                           72,936,091       23,079,541                      96,015,632
-----------------------------------------------------------------------------------------------------------------------------

Net assets                                                   $1,023,859,589     $455,349,270                  $1,479,208,859
-----------------------------------------------------------------------------------------------------------------------------

Net assets represented by
Paid-in capital                                              $1,081,749,933      461,931,969                  $1,543,681,902
Undistributed (overdistributed) net investment income              (167,549)         444,267                         276,718
Accumulated net realized losses on securities and
futures contracts                                               (52,145,070)     (18,173,495)                    (70,318,565)

Net unrealized gains or losses on securities and
futures contracts                                                (5,577,725)      11,146,529                       5,568,804
-----------------------------------------------------------------------------------------------------------------------------
Net assets                                                   $1,023,859,589     $455,349,270                  $1,479,208,859
-----------------------------------------------------------------------------------------------------------------------------

Class A Shares
Net Assets                                                     $820,472,290     $148,644,640                    $969,116,930
Shares of Beneficial Interest Outstanding                       108,057,960       14,134,736     5,442,128 a     127,634,824
Net Asset Value                                                       $7.59           $10.52                           $7.59
Maximum Offering Price (based on sales charge of 5.75%,
5.75% and 5.75%, respectively)                                        $8.05           $11.16                           $8.05

Class B Shares
Net Assets                                                     $185,461,129      $20,384,352                    $205,845,481
Shares of Beneficial Interest Outstanding                        24,380,308        1,940,958       738,723 a      27,059,989
Net Asset Value                                                       $7.61           $10.50                           $7.61

Class C Shares
Net Assets                                                       $8,104,980         $400,375                      $8,505,355
Shares of Beneficial Interest Outstanding                         1,064,776           38,040        14,559 a       1,117,375
Net Asset Value                                                       $7.61           $10.53                           $7.61

Class I Shares
Net Assets                                                       $9,821,190     $285,919,903                    $295,741,093
Shares of Beneficial Interest Outstanding                         1,294,993       27,166,496    10,533,836 a      38,995,325
Net Asset Value                                                       $7.58           $10.52                           $7.58

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

Evergreen Balanced Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Twelve Months Ended September 30, 2001


                                                                                                                   Evergreen
                                                                  Evergreen         Wachovia                     Balanced Fund
                                                                Balanced Fund    Balanced Fund    Adjustments      Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Investment Income

Dividends (net of foreign witholding taxes of $6,940,
$15,464 and $22,404, respectively)                                 $7,324,583        3,904,991                     $11,229,574
Interest income                                                    35,231,189       15,988,932                      51,220,121
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                            42,555,772       19,893,923                      62,449,695
-------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                        4,447,133        4,040,713     (1,522,006) a     6,965,840
Distribution Plan expenses                                          4,744,673          709,156              0        5,453,829
Transfer agent fee                                                  2,187,541           26,497        144,040  d     2,358,078
Administrative services fees                                        1,218,166          414,009        163,536  b     1,795,711
Custodian fee                                                         306,113          115,580          6,860  b       428,553
Printing and postage expenses                                         165,442           11,324          1,069  b       177,835
Registration and filing fees                                           77,657           24,118        (24,118) c        77,657
Professional fees                                                      25,096           20,143        (20,143) c        25,096
Trustees' fees and expenses                                            10,185           10,109          3,752  b        24,046
Other                                                                   5,045            9,779         (9,779) c         5,045
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                     13,187,051        5,381,428     (1,256,789)      17,311,690
Less:  Expense reductions                                             (55,014)               0              0          (55,014)
            Expense waivers and reimbursements                              0         (286,395)       286,395  e             0
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                       13,132,037        5,095,033       (970,394)      17,256,676
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              29,423,735       14,798,890        970,394       45,193,019

Net realized and unrealized losses on securities, futures
contracts and foreign currency related transactions
Net realized losses on:
   Securities                                                     (57,085,422)      (8,207,055)                    (65,292,477)
   Futures contracts                                                        0       (4,320,258)                     (4,320,258)
-------------------------------------------------------------------------------------------------------------------------------
Net realized losses on securities and futures contracts           (57,085,422)     (12,527,313)                    (69,612,735)
-------------------------------------------------------------------------------------------------------------------------------

Net change in unrealized gains or losses on securities and
futures contracts                                                (178,441,874)    (139,008,152)                   (317,450,026)
-------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on securities and
futures contracts                                                (235,527,296)    (151,535,465)                   (387,062,761)
-------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations            ($206,103,561)   ($136,736,575)      $970,394    ($341,869,742)
===============================================================================================================================

a Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
b     Reflects an increase based on the combined asset level of the surviving fund.
c Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
d Reflects an increase due to an increase in shareholder accounts in the surviving fund.
e     Reflects adjustment for fee waivers necessary for the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Balanced Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
September 30, 2001

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Balanced Fund and Wachovia Balanced Fund at September 30, 2001 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Wachovia Balanced Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Wachovia Balanced Fund by Evergreen Balanced Fund, in exchange for Class A, Class B, Class C and Class I shares of Evergreen Balanced Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Evergreen Balanced Fund to the Class A, Class B, Class C and Class Y shareholders of Wachovia Balanced Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Wachovia Balanced Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class I shares of Evergreen Balanced Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Balanced Fund as of the close of business immediately prior to the date that Wachovia Balanced Fund net assets are exchanged for Class A, Class C and Class I shares of Evergreen Balanced Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Wachovia Balanced Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Balanced Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class I shares of Evergreen Balanced Fund which would have been issued at September 30, 2001 in connection with the proposed Reorganization. Class A, Class B, Class C and Class Y shareholders of Wachovia Balanced Fund would receive Class A, Class B, Class C and Class I shares, respectively, of Evergreen Balanced Fund based on conversion ratios determined on September 30, 2001. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B, Class C and Class Y of Wachovia Balanced Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Evergreen Balanced Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Evergreen Balanced Fund for the twelve months ended September 30, 2001 and to the average net assets of the Wachovia Balanced Fund for the twelve months ended September 30, 2001. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.